                                  SCHEDULE 14A
                                 (RULE 14a-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
                             (AMENDMENT NO.      )

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement               [ ]  CONFIDENTIAL, FOR USE OF THE COMMISSION
                                                    ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to sec. 240.14a-12

                              PARK NATIONAL CORPORATION
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies:

     (2) Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     (4) Proposed maximum aggregate value of transaction:

     (5) Total fee paid:

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     (2) Form, Schedule or Registration Statement No.:

     (3) Filing Party:

     (4) Date Filed:

                            PARK NATIONAL CORPORATION
                              50 North Third Street
                              Post Office Box 3500
                             Newark, Ohio 43058-3500
                                 (740) 349-8451

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD APRIL 19, 2004

To the Shareholders of
Park National Corporation:                                        March 12, 2004

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders (the "Annual Meeting") of Park National Corporation ("Park") will be held at the offices of The Park National Bank, 50 North Third Street, Newark, Ohio, on April 19, 2004, at 2:00 p.m., local time in Newark, Ohio, for the following purposes:

         1. To elect four directors to serve for terms of three years each.

         2. To consider and vote upon a proposal to approve the Park National Corporation Stock Plan for Non-Employee Directors of Park National Corporation and Subsidiaries.

         3. To transact any other business which properly comes before the Annual Meeting and any adjournment thereof.

         Only shareholders of record at the close of business on February 23, 2004, will be entitled to receive notice of and to vote at the Annual Meeting and any adjournment.

         YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING. THE VOTE OF EACH SHAREHOLDER IS IMPORTANT, WHATEVER THE NUMBER OF COMMON SHARES HELD. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID, RETURN-ADDRESSED ENVELOPE. SHOULD YOU ATTEND THE ANNUAL MEETING, YOU MAY REVOKE YOUR PROXY AND VOTE IN PERSON IF YOU ARE A REGISTERED SHAREHOLDER. ATTENDANCE AT THE ANNUAL MEETING WILL NOT, IN AND OF ITSELF, CONSTITUTE REVOCATION OF YOUR PROXY.

         THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF THE NOMINEES LISTED IN ITEM NO. 1 OF THE PROXY CARD AS DIRECTORS OF PARK AND FOR THE PROPOSAL TO APPROVE THE PARK NATIONAL CORPORATION STOCK PLAN FOR NON-EMPLOYEE DIRECTORS OF PARK NATIONAL CORPORATION AND SUBSIDIARIES.

                                       By Order of the Board of Directors,

                                       /s/ David L. Trautman
                                       David L. Trautman, Secretary

                            PARK NATIONAL CORPORATION
                              50 NORTH THIRD STREET
                              POST OFFICE BOX 3500
                             NEWARK, OHIO 43058-3500
                                 (740) 349-8451

                                 PROXY STATEMENT

         This proxy statement and the accompanying proxy card are being sent or given to shareholders of Park National Corporation ("Park") on or about March 12, 2004, in connection with the solicitation of proxies by the Board of Directors of Park for use at the Annual Meeting of Shareholders (the "Annual Meeting") called to be held on Monday, April 19, 2004, or any adjournment thereof. The Annual Meeting will be held at 2:00 p.m., local time in Newark, Ohio, at the offices of The Park National Bank, 50 North Third Street, Newark, Ohio.

         A proxy card for use at the Annual Meeting accompanies this proxy statement. You may ensure your representation by completing, signing, dating and promptly returning the enclosed proxy card in the envelope provided. Without affecting any vote previously taken, you may revoke your proxy at any time before it is actually voted at the Annual Meeting by giving written notice of revocation to the Secretary of Park, at the address shown on the cover page of this proxy statement; by executing and returning a later-dated proxy card which is received by Park prior to the Annual Meeting; or, if you are the registered shareholder, by attending the Annual Meeting and giving notice of revocation in person. ATTENDANCE AT THE ANNUAL MEETING WILL NOT, IN AND OF ITSELF, CONSTITUTE REVOCATION OF A PROXY.

         Shareholders holding common shares in "street name" with a broker, financial institution or other holder of record may be eligible to appoint their proxy electronically via the Internet or telephonically. Such shareholders should review the information provided to them by the holder of record. This information will describe the procedures to be followed in instructing the holder of record how to vote the "street name" common shares and how to revoke previously given instructions.

         Only shareholders of record at the close of business on February 23, 2004, are entitled to receive notice of and to vote at the Annual Meeting and any adjournment. At the close of business on the record date, 13,765,320 common shares were outstanding and entitled to vote. Each common share entitles the holder thereof to one vote on each matter to be submitted to the shareholders at the Annual Meeting. A quorum for the Annual Meeting is a majority of the outstanding common shares.

         If written notice is given by any shareholder to the President, a Vice President or the Secretary of Park before 2:00 p.m. on April 17, 2004, that the shareholder desires cumulative voting for the election of directors, and if an announcement of the giving of that notice is made upon the convening of the Annual Meeting by the chairman or the secretary of the meeting or by or on behalf of the shareholder giving the notice, you will have the right to cumulate your voting power in voting for directors. If cumulative voting is invoked, you will have votes equal to the number of directors to be elected, multiplied by the number of common shares owned by you, and will be entitled to distribute your votes among the candidates as you see fit. If cumulative voting is requested as described above, the enclosed proxy card would grant discretionary authority to the proxy holders named in the proxy card to cumulate votes and to distribute the votes among the candidates.

         Park will bear the costs of preparing, printing and mailing this proxy statement, the accompanying proxy card and any other related materials, as well as all other costs incurred in connection with the solicitation of proxies on behalf of the Park Board of Directors. Proxies will be solicited by mail and may be further solicited, for no additional compensation, by officers, directors or employees of Park and its subsidiaries by further mailing, telephone, facsimile or personal contact. Park will also pay the standard charges and expenses of brokers, voting trustees, financial institutions and other custodians, nominees and fiduciaries, who are record holders of common shares not beneficially owned by them, for forwarding materials to and obtaining proxies from the beneficial owners of common shares entitled to vote at the Annual Meeting.

         If you are a participant in the Park National Corporation Employees Stock Ownership Plan (formerly the Park National Corporation Employees Voluntary Salary Deferral Plan and Trust) (the "Park ESOP") and common shares have been allocated to your account in the Park ESOP, you will be entitled to instruct the trustee of the Park ESOP how to vote those common shares and you may receive your proxy card separately. If no instructions are given by you to the trustee of the Park ESOP, the trustee will vote the common shares allocated to your ESOP account pro rata in accordance with the instructions received from other participants in the Park ESOP who have voted.

         The inspectors of election appointed for the Annual Meeting will tabulate the results of shareholder voting. Common shares represented by properly executed proxies returned to Park prior to the Annual Meeting will be counted toward the establishment of a quorum for the Annual Meeting even though they are marked "ABSTAIN," "AGAINST," "WITHHOLD AUTHORITY" or "FOR ALL EXCEPT" or not at all. Brokers who hold common shares in street name may, under the applicable rules of the exchange and other self-regulatory organizations of which the brokers are members, sign and submit proxies for such common shares and may vote such common shares on routine matters such as the election of directors. However, brokers who hold common shares in street name may not vote such common shares on non-routine matters, including proposals to approve equity-based compensation plans, without specific instructions from the customer who owns the common shares. Proxies that are signed and submitted by brokers that have not been voted on certain matters as described in the previous sentence are referred to as broker non-votes. Broker non-votes count toward the establishment of a quorum for the Annual Meeting.

         The Annual Report to Shareholders for the fiscal year ended December 31, 2003 (the "2003 fiscal year") is being delivered with this proxy statement.

                         PRINCIPAL SHAREHOLDERS OF PARK

         The following table furnishes information regarding the beneficial ownership of common shares, as of February 23, 2004, for each of the current directors, each of the nominees for re-election as a director, each of the individuals named in the Summary Compensation Table beginning on page 25, all current directors and executive officers as a group and each person known by Park to beneficially own more than 5% of the outstanding common shares.

)

                                            Amount and Nature of Beneficial Ownership (1)
                                            ---------------------------------------------
                                                                  Common Shares
                                                                  Which Can Be
                                                                  Acquired Upon
                                                                   Exercise of
                                                                    Currently
                                                                   Exercisable
                                                                Options or Options
    Name of Beneficial                                              Becoming                             Percent
     Owner or Number                   Common Shares               Exercisable                           of Class
  of Persons in Group (1)              Presently Held             Within 60 Days         Total             (2)
  -----------------------              --------------             --------------         -----            ------
Trust departments of bank                2,146,458(3)                     0             2,146,458           15.6%
    subsidiaries of Park
c/o The Park National
    Bank, Trust Department
50 North Third Street
Newark, OH  43055 (3)

Maureen Buchwald                             4,382(4)                 1,303                 5,685               (5)
James J. Cullers                             7,236(6)                   651                 7,887               (5)
C. Daniel DeLawder (7)                      96,147(8)                 4,967               101,114               (5)
Harry O. Egger (7)                          41,098(9)                     0                41,098               (5)
R. William Geyer                             6,212(10)                    0                 6,212               (5)
Howard E. LeFevre                           78,096(11)                    0                78,096               (5)
William T. McConnell                       195,826(12)                    0               195,826            1.4%
John J. O'Neill                            159,511(13)                    0               159,511            1.2%
William A. Phillips                         10,489(14)                    0                10,489               (5)
J. Gilbert Reese                           434,436(15)                    0               434,436            3.2%
Rick R. Taylor                               2,553(16)                    0                 2,553               (5)
John W. Kozak (7)                           21,366(17)                5,477                26,843               (5)
David L. Trautman (7)                       40,025(18)                5,442                45,467               (5)
Leon Zazworsky                               6,527                        0                 6,527               (5)

All current executive
officers and directors as a
group (14 persons)                       1,089,927(19)               17,840             1,107,767            8.0%

------------------------

         (1) Unless otherwise noted, the beneficial owner has sole voting and investment power with respect to all of the common shares reflected in the table. All fractional common shares have been rounded down to the nearest whole common share. The mailing address of each of the current executive officers and directors of Park is 50 North Third Street, Post Office Box 3500, Newark, Ohio 43058-3500.

         (2) The percent of class is based on 13,765,320 common shares outstanding and entitled to vote on February 23, 2004, and the number of common shares, if any, as to which the named person or group has the right to acquire beneficial ownership upon the exercise of options which are currently exercisable or will become exercisable within 60 days after February 23, 2004.

         (3) The trust departments of certain bank subsidiaries of Park, as the fiduciaries of various agency, trust and estate accounts, hold an aggregate of 2,146,458 common shares. The trust departments of The Park National Bank ("Park National Bank") and the Fairfield National Division of Park National Bank hold an aggregate of 1,596,696 common shares (11.6% of the outstanding common shares), including 30,008 common shares with no voting or investment power; 489,042 common shares with investment but no voting power; 267,074 common shares with voting but no investment power; and 810,572 common shares with voting and investment power. The trust department of Century National Bank holds 25,340 common shares (0.2% of the outstanding common shares), including 758 common shares with no voting or investment power; 2,364 common shares with voting but no investment power; and 22,218 common shares with voting and investment power. The trust department of The First-Knox National Bank of Mount Vernon ("First-Knox National Bank") holds 155,874 common shares (1.1% of the outstanding common shares), including 58,163 common shares with no voting or investment power; 4,377 shares with voting but no investment power; and 93,334 common shares with voting and investment power. The trust department of The Richland Trust Company ("Richland Trust Company") holds 12,190 common shares (0.1% of the outstanding common shares), including 571 common shares with voting but no investment power; and 11,619 common shares with voting and investment power. The trust departments of The Security National Bank and Trust Co. ("Security National Bank") and the Unity National Division of Security National Bank hold an aggregate of 346,400 common shares (2.5% of the outstanding common shares), including 55,634 common shares with no voting or investment power; 18,862 common shares with investment but no voting power; 53,399 common shares with voting but no investment power; and 218,505 common shares with voting and investment power. The trust department of Second National Bank holds 9,958 common shares (0.1% of the outstanding common shares), including 3,517 common shares with voting but no investment power; and 6,441 common shares with voting and investment power. The officers and directors of each bank subsidiary and of Park disclaim beneficial ownership of the common shares beneficially owned by the trust department of each bank subsidiary.

         (4) The number shown includes 2,000 common shares held jointly by Mrs. Buchwald and her husband, as to which she shares voting and investment power.

         (5) Represents ownership of less than 1% of the outstanding common shares.

         (6) The number shown includes 674 common shares held by Mr. Cullers' wife as to which she has sole voting and investment power; 4,058 common shares held in a profit sharing trust with the trust department of First-Knox National Bank as to which the trust department of First-Knox National Bank has voting power and Mr. Cullers has investment power; 179 common shares held by Mr. Cullers as custodian for his grandchildren; and 96 common shares held by Mr. Cullers' wife as custodian for their grandchildren as to which she has sole voting and investment power.

         (7) Individual named in Summary Compensation Table. Messrs. DeLawder and Egger also serve as directors of Park.

         (8) The number shown includes 39,665 common shares held by the wife of Mr. DeLawder as to which she has sole voting and investment power; and 8,242 common shares held for the account of Mr. DeLawder in the Park ESOP. The number shown does not include common shares held by the adult son of Mr. DeLawder as to which Mr. DeLawder has no voting or investment power.

         (9) The number shown includes 16,669 common shares held by the wife of Mr. Egger as to which she has sole voting and investment power; 5,252 common shares held for the account of Mr. Egger in the Park ESOP; 550 common shares held in an IRA account by Advest as custodian for Mr. Egger; and 544 common shares held in an IRA account by Advest as custodian for the wife of Mr. Egger.

         (10) The number shown includes 613 common shares held by the wife of Mr. Geyer as to which she has sole voting and investment power; and an aggregate of 3,335 common shares held in two individual retirement accounts for which the trust department of Century National Bank serves as trustee and has investment power subject to the approval of Mr. Geyer and voting power.

         (11) The number shown includes 48,619 common shares held in a grantor trust created by Mr. LeFevre for which Park National Bank's trust department serves as trustee and has investment power subject to the approval of Mr. LeFevre and voting power; 10,500 common shares held in a custodial account with the trust department of Park National Bank for Freight Service, Inc. as to which Mr. LeFevre has investment power and the trust department of Park National Bank has voting power; 5,000 common shares held in a custodial account with the trust department of Park National Bank for Truck One, Inc. as to which Mr. LeFevre has investment power and the trust department of Park National Bank has voting power; and 13,977 common shares held in a custodial account with the trust department of Park National Bank for The LeFevre Foundation as to which Mr. LeFevre has investment power and the trust department of Park National Bank has voting power.

         (12) The number shown includes 70,444 common shares held by the wife of Mr. McConnell as to which she has sole voting and investment power; 16,170 common shares held in an inter vivos irrevocable trust established by Mr. McConnell as to which Park National Bank's trust department serves as trustee and has voting and investment power; and 4,882 common shares held for the account of Mr. McConnell in the Park ESOP. The number shown also includes 1,100 common shares held by The McConnell Foundation, an Ohio not for profit corporation as to which Mr. McConnell, his wife, his two adult children and one other individual serve as trustees. Mr. McConnell shares voting and investment power as to these 1,100 common shares with the other four trustees but disclaims beneficial ownership with respect to them.

         (13) The number shown includes 144,802 common shares held by O'Neill Investments LLC, an Ohio limited liability company as to which Mr. O'Neill is one of two managing members as well as a non-managing member. Mr. O'Neill shares voting and investment power with respect to these common shares with his adult son, the other managing member.

         (14) The number shown includes 1,631 common shares held for the account of Mr. Phillips in the Park ESOP; 1,420 common shares held in an individual retirement account for which the trust department of Century National Bank serves as trustee and has voting and investment power; and 3,675 common shares held by the wife of Mr. Phillips as to which she has sole voting and investment power.

         (15) The number shown includes 53,676 common shares held by the wife of Mr. Reese as to which she has sole voting and investment power; and 1,500 common shares held in a grantor trust created by Mr. Reese for which the trust department of Park National Bank serves as trustee and as to which Mr. Reese has voting and investment power. The number shown does not include 21,000 common shares held by the trust department of Park National Bank for The Gilbert Reese Family Foundation, an Ohio not for profit corporation managed by Mr. Reese's wife and two adult children. Mr. Reese has no voting or investment power with respect to the common shares held for The Gilbert Reese Family Foundation and disclaims beneficial ownership of these 21,000 common shares. The trust department of Park National Bank has voting power but no investment power as to these 21,000 common shares.

         (16) The number shown includes 2,553 common shares held in a managing agency with the trust department of Richland Trust Company as to which the trust department has voting and investment power.

         (17) The number shown includes 2,196 common shares held for the account of Mr. Kozak in the Park ESOP. The number shown does not include common shares held by the adult children of Mr. Kozak as to which he has no voting or investment power.

         (18) The number shown includes 12,600 common shares held by the wife of Mr. Trautman as to which she has sole voting and investment power; 783 common shares held in a rollover plan as to which the wife of Mr. Trautman has sole voting and investment power; and 4,434 common shares held for the account of Mr. Trautman in the Park ESOP.

         (19)     See Notes (4), (6) and (8) through (18) above.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         To Park's knowledge, based solely on a review of the forms furnished to Park and written representations that no other forms were required, during the 2003 fiscal year, all filing requirements applicable to officers, directors and greater than 10% beneficial owners of Park under Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), were complied with, except Leon Zazworsky filed late one Form 4 reporting one purchase of common shares on December 19, 2003.

                              ELECTION OF DIRECTORS
                                (ITEM 1 ON PROXY)

         There are currently twelve individuals serving as members of the Board of Directors - four in the class whose terms expire at the Annual Meeting, four in the class whose terms expire in 2005 and four in the class whose terms expire in 2006. Leon Zazworsky was elected as a director of Park on November 17, 2003. He had been recommended to the Board of Directors by Park's Chairman of the Board, Park's President and Chief Executive Officer and several of the non-management directors. Dominick C. Fanello, who had served as a director of Park since 1990, retired as a director of Park effective December 22, 2003. As permitted under Section 2.02 of Park's Regulations, the Board of Directors has fixed the number of directors at twelve, reflecting the number currently serving.

         The Board of Directors has reviewed, considered and discussed each director's relationships, either directly or indirectly, with Park and its subsidiaries and the compensation each director receives, directly or indirectly, from Park and its subsidiaries in order to determine whether such director meets the independence requirements of Sections 121A and 802 of the American Stock Exchange LLC ("AMEX") Company Guide as currently in effect and has determined that the Board has at least a majority of independent directors. The Board of Directors has determined that each of Maureen Buchwald, James J. Cullers, Howard E. LeFevre, John J. O'Neill, J. Gilbert Reese, Rick R. Taylor and Leon Zazworsky has no financial or personal ties, either directly or indirectly, with Park or its subsidiaries (other than compensation as a director of Park and its subsidiaries, banking relationships in the ordinary course of business with one or more of Park's bank subsidiaries and ownership of common shares of Park as described in this proxy statement and, in the case of Messrs. Cullers and Reese, compensation to their respective law firms in an amount which represents less than $200,000 of each law firm's consolidated gross revenues) and thus qualifies as independent for purposes of Sections 121A and 802 of the AMEX Company Guide. C. Daniel DeLawder, Harry O. Egger, R. William Geyer, William T. McConnell and William A. Phillips do not qualify as independent directors.

         The Board of Directors proposes that each of the four nominees identified below be re-elected for a new term of three years. Each individual elected as a director at the Annual Meeting will hold office for a term of three years and until his or her successor is elected and qualified, or until his or her earlier resignation, removal from office or death. Common shares represented by properly executed and returned proxy cards will be voted FOR the election of the Board of Directors' nominees unless authority to vote for one or more nominees is withheld. If a nominee who would otherwise receive the required number of votes becomes unavailable or unable to serve as a director, the individuals designated as proxy holders reserve full discretion to vote the common shares represented by the proxies they hold for the election of the remaining nominees and for the election of any substitute nominee designated by the Board of Directors. The Board of Directors has no reason to believe that the nominees named below will not serve if re-elected.

         The following information, as of February 23, 2004, concerning the age, principal occupation, other affiliations and business experience of each nominee for re-election as a director has been furnished to Park by each director. Unless otherwise indicated, each individual has had his or her principal occupation for more than five years.

                                                 Position(s) Held
                                                 with Park and its                Director of Park
                                              Principal Subsidiaries                Continuously         Nominee For
Nominee                       Age           and Principal Occupation(s)                 Since         Term Expiring In
-------                       ---           ---------------------------                 -----         ----------------
Maureen Buchwald               72      Owner and Operator of Glen Hill                  1997                2007
                                       Orchards, Ltd., Mount Vernon, Ohio,
                                       (apple orchards); Vice President of
                                       Administration and Secretary of Ariel
                                       Corporation (manufacturer of
                                       reciprocating compressors) for more than
                                       20 years prior to her retirement in 1997;
                                       Director of First-Knox National Bank
                                       since 1988

J. Gilbert Reese               78      Senior Partner in Reese, Pyle, Drake &           1987                2007
                                       Meyer, P.L.L., Attorneys at Law, Newark,
                                       Ohio; Chairman Emeritus of the Board of
                                       First Federal Savings and Loan
                                       Association of Newark, Newark, Ohio;
                                       Director of Park National Bank since 1965

Rick R. Taylor                 56      President of Jay Industries, Inc.,               1998                2007
                                       Mansfield, Ohio (plastic and metal parts
                                       manufacturer); President of Longview
                                       Steel, Mansfield, Ohio (steel
                                       wholesaler); Director of The Gorman-Rupp
                                       Company; Director of Richland Trust
                                       Company since 1995

                                                 Position(s) Held
                                                 with Park and its                Director of Park
                                              Principal Subsidiaries                Continuously         Nominee For
Nominee                       Age           and Principal Occupation(s)                 Since         Term Expiring In
-------                       ---           ---------------------------                 -----         ----------------
Leon Zazworsky                 55      President of Mid State Systems, Inc.,            2003                2007
                                       Hebron, Ohio, and of Mid State
                                       Warehouses, Inc., Newark, Ohio
                                       (transportation, warehousing and
                                       distribution); Director of Park National
                                       Bank since 1991

          The following information, as of February 23, 2004, concerning the age, principal occupation, other affiliations and business experience of the continuing directors of Park has been furnished to Park by each director. Unless otherwise indicated, each individual has had his principal occupation for more than five years.

                                                  Position(s) Held
                                                 with Park and its                Director of Park
                                               Principal Subsidiaries               Continuously
Name                          Age           and Principal Occupation(s)                 Since          Term Expires In
----                          ---           ---------------------------                 -----          ---------------
C. Daniel DeLawder             54      Chief Executive Officer since 1999, and          1994                2005
                                       President since 1994, of Park; Chief
                                       Executive Officer since January 1999,
                                       President since 1993, Executive Vice
                                       President from 1992 to 1993, and Director
                                       since 1992, of Park National Bank;
                                       Chairman of Advisory Board since 1989,
                                       and President from 1985 to 1992, of the
                                       Fairfield National Division of Park
                                       National Bank; Director of Richland Trust
                                       Company since 1997; Director of Second
                                       National Bank since 2000

Harry O. Egger                 64      Vice Chairman of the Board of Park since         2001                2005
                                       March 2001; Chairman of the Board since
                                       1997, Chief Executive Officer from 1997
                                       to March 2003, President from 1981 to
                                       1997, and Director since 1977, of
                                       Security National Bank; Chairman of the
                                       Board, President and Chief Executive
                                       Officer of Security Banc Corporation
                                       from 1997 to March 2001 (1)

                                                  Position(s) Held
                                                 with Park and its                Director of Park
                                               Principal Subsidiaries               Continuously
Name                          Age           and Principal Occupation(s)                 Since          Term Expires In
----                          ---           ---------------------------                 -----          ---------------
Howard E. LeFevre              96      Chairman of the Board and Chief                  1987                2005
                                       Executive Officer of each of Truck One,
                                       Inc. and Fleet Service, Inc., Newark,
                                       Ohio (leasing and warehousing); Owner
                                       and Director of Freight Service, Inc.,
                                       Newark, Ohio (leasing and warehousing);
                                       Director of Park National Bank since 1956

John J. O'Neill                83      Chairman/Director of Southgate                   1987                2005
                                       Corporation, Newark, Ohio (real estate
                                       development and management); Director of
                                       Park National Bank since 1964

James J. Cullers               73      Of counsel since 2002 and prior thereto          1997                2006
                                       Senior Partner, of Zelkowitz, Barry &
                                       Cullers, Attorneys at Law, Mount Vernon,
                                       Ohio; Director of First-Knox National
                                       Bank since 1977

R. William Geyer               72      Partner in Kincaid, Taylor & Geyer,              1992                2006
                                       Attorneys at Law, Zanesville, Ohio;
                                       Director of Century National Bank since
                                       1989

William T. McConnell           70      Chairman of the Board since 1994, Chief          1986                2006
                                       Executive Officer from 1986 to 1999, and
                                       President from 1986 to 1994, of Park;
                                       Chairman of the Board since 1993, Chief
                                       Executive Officer from 1983 to 1999,
                                       President from 1979 to 1993, and
                                       Director since 1977, of Park National
                                       Bank

William A. Phillips            71      Chairman of the Board since 1986, Chief          1990                2006
                                       Executive Officer from 1986 to 1998, and
                                       Director since 1971, of Century National
                                       Bank

-----------------

(1) In connection with the merger of Security Banc Corporation, an Ohio bank holding company ("Security"), into Park effective March 23, 2001, Mr. Egger became Vice Chairman of the Board and a director of Park as contemplated under the Agreement and Plan of Merger, dated as of November 20, 2000, between Security and Park (the "Security Merger Agreement").

         There are no family relationships among any of the directors, nominees for re-election as directors and executive officers of Park.

RECOMMENDATION AND VOTE

         Under Ohio law and Park's Regulations, the four nominees receiving the greatest number of votes will be elected.

         Common shares represented by properly executed and returned proxy cards will be voted FOR the election of the Board of Directors' nominees named above unless authority to vote for one or more nominees is withheld. Shareholders may withhold authority to vote for the entire slate as nominated or, by writing the name of one or more nominees on the line provided on the proxy card, withhold the authority to vote for one or more nominees. Common shares as to which the authority to vote is withheld and broker non-votes will be counted for quorum purposes but will not be counted toward the election of directors, or toward the election of the individual nominees specified on the proxy card.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RE-ELECTION OF THE NOMINEES NAMED ABOVE.

MEETINGS OF AND COMMUNICATIONS WITH THE BOARD OF DIRECTORS

         The Board of Directors held four meetings during the 2003 fiscal year. Each incumbent director attended 75% or more of the aggregate of the number of meetings held by the Board of Directors and the number of meetings held by the Board committees on which he or she served, in each case during the period such director served in the 2003 fiscal year, except for Rick R. Taylor who attended 57%.

         Park encourages all incumbent directors and director nominees to attend each annual meeting of shareholders. Eleven of the incumbent directors attended Park's last annual meeting of shareholders held on April 21, 2003.

         Although Park has not to date developed formal processes by which shareholders may communicate directly with directors, it believes that the informal process, in which any communication sent to the Board of Directors, either generally or in care of the President and Chief Executive Officer, the Secretary or another officer of Park, is forwarded to all members of the Board, has served the needs of the Board and Park's shareholders. There is no screening process in respect of shareholder communications. All shareholder communications that are received by officers of Park for the Board's attention are forwarded to the Board.

         In view of recently adopted SEC disclosure requirements related to this issue, Park's Board of Directors, or one of the Board committees, may consider the development of more specific procedures related to shareholder communications with the Board. Until other procedures are developed and posted on the "Corporate Governance" page of Park's website at www.parknationalcorp.com, any communication to the Board may be mailed to the Board, in care of Park's Secretary, at the executive offices of Park, 50 North Third Street, Post Office Box 3500, Newark, Ohio 43058-3500. The mailing envelope must contain a clear notation indicating that the enclosed letter is a "Shareholder-Board Communication" or "Shareholder-Director Communication." All shareholder communications must identify the author as a shareholder and clearly state whether the intended recipients are all members of the Board of Directors or just certain specified individual directors. Park's Secretary will make copies of all shareholder communications and circulate them to the appropriate director or directors.

COMMITTEES OF THE BOARD

         During the 2003 fiscal year, the Board of Directors had three standing committees which held regularly scheduled meetings: the Audit Committee, the Executive Committee and the Investment Committee. On January 20, 2004, pursuant to the authority granted to the Board of Directors in Section 2.10 of Park's Regulations, the Board created, and adopted charters for, two additional committees: the Compensation Committee and the Nominating Committee. The members of each of these newly-created committees were appointed by the Board at its January 20, 2004 meeting. During the 2004 fiscal year, the Compensation Committee and the Nominating Committee will hold regularly scheduled or special meetings at which their respective members will be expected to be present. Neither the Compensation Committee nor the Nominating Committee conducted any business or held any meetings during the 2003 fiscal year.

         AUDIT COMMITTEE

         The Board of Directors has an Audit Committee comprised of Maureen Buchwald (Chair), Howard E. LeFevre and Leon Zazworsky (since November 17,
2003). R. William Geyer and James J. Cullers also served as members of the Audit Committee during the 2003 fiscal year until November 17, 2003. The Audit Committee met five times during the 2003 fiscal year.

         The Board of Directors has determined that each of Ms. Buchwald and Messrs. LeFevre and Zazworsky qualified as an independent director under Section 121A of the AMEX Company Guide as in effect prior to December 1, 2003, and qualifies as an independent director under Sections 121B and 803 of the AMEX Company Guide as currently in effect and Rule 10A-3 promulgated under Section 10A(m)(3) of the Exchange Act. The Board of Directors has also determined that Mr. Cullers qualified as an independent director under Section 121A of the AMEX Company Guide as in effect while he served on the Audit Committee. Mr. Geyer is a partner in the law firm of Kincaid, Taylor & Geyer which renders legal services to Century National Bank. Approximately 84% of the legal services rendered by Mr. Geyer's firm to Century National Bank during the 2003 fiscal year involved performing title examinations in connection with residential mortgage loans. Due to very low interest rates throughout the 2003 fiscal year, residential mortgage loan volume at Century National Bank and Park's other affiliate banks were at record volumes. Accordingly, the fees paid by Century National Bank during the 2003 fiscal year to the law firm of Kincaid, Taylor & Geyer were $363,933, representing more than 5% of the law firm's consolidated gross revenues for its last full fiscal year. Although Mr. Geyer did not satisfy the independence standards set forth in Section 121A of the AMEX Company Guide as in effect while he served on the Audit Committee (from January 1, 2003 through November 17, 2003), the Board of Directors determined and confirmed that the membership of Mr. Geyer on the Audit Committee was in the best interests of Park and its shareholders due to Mr. Geyer's experience as Chairman of the Audit Committee since April 1998, and a member of the Audit Committee since 1992, during which time he was instrumental to the conduct of business by the Audit Committee.

         The Board of Directors has determined that Maureen Buchwald qualifies as an "audit committee financial expert" for purposes of Item 401(h) of SEC Regulation S-K, by virtue of her service as Vice President of Administration and Secretary of Ariel Corporation for more than 20 years prior to her retirement in 1997. In her capacity as Vice President of Administration, Ms. Buchwald oversaw the accounting functions of Ariel Corporation. In addition to Ms. Buchwald's qualification as an "audit committee financial expert", Park's Board of Directors strongly believes that each of the members of its Audit Committee is highly qualified to discharge the member's duties on behalf of Park and its subsidiaries and satisfies the financial literacy requirement of Section 121B of the AMEX Company Guide as currently in effect.

         The Audit Committee is organized and conducts its business pursuant to a written charter adopted by the Board of Directors (the "Audit Committee Charter"), which is attached to this proxy statement as

Appendix A. A current copy of the Audit Committee Charter is also posted on the "Corporate Governance" page of Park's website at www.parknationalcorp.com. At least annually, the Audit Committee reviews and reassesses the adequacy of the Audit Committee Charter and recommends any proposed changes to the full Board for approval. The Audit Committee is responsible for:

         - overseeing the accounting and financial reporting processes of Park;

         - overseeing the audits of the consolidated financial statements of Park;

         - appointing, compensating and overseeing the independent auditors employed by Park for the purpose of preparing or issuing an audit report or performing related work;

         - instituting procedures for the receipt, retention and treatment of complaints received by Park regarding accounting, internal accounting controls or auditing matters; and

         -        assisting the Board of Directors in the oversight of:

                  -        the internal control over financial reporting;

                  - the performance of Park's independent auditors and Park's internal audit function;

                  - the independent auditors' qualifications and independence; and

                  - the legal compliance and ethics programs established by management and the full Board.

In addition, the Audit Committee reviews and pre-approves all audit services and permitted non-audit services provided by the independent auditors to Park or any of its subsidiaries and ensures that the independent auditors are not engaged to perform the specific non-audit services prohibited by law, rule or regulation. The Audit Committee will also carry out any other responsibilities delegated to the Audit Committee by the full Board. The Audit Committee's report relating to the 2003 fiscal year begins at page 36.

         EXECUTIVE COMMITTEE

         The Board of Directors has an Executive Committee comprised of C. Daniel DeLawder, Harry O. Egger, Howard E. LeFevre, William T. McConnell (Chair), John J. O'Neill and J. Gilbert Reese. The Executive Committee may exercise, to the fullest extent permitted by law and not delegated to another committee of the Board, all of the powers and authority granted to the Board. The Executive Committee reviews and approves large loans as well as major capital expenditures proposed to be made by Park's bank subsidiaries. During the 2003 fiscal year, the Executive Committee also performed the functions of a compensation committee. In that regard, the Executive Committee reviewed and recommended for approval by the Board of Directors compensation and benefit plans for officers of Park, supervised the operation of Park's compensation plans and selected, where selection was required, those eligible employees who participated in each plan. The Executive Committee met ten times during the 2003 fiscal year. The report of the Executive Committee and the Compensation Committee on executive compensation for the 2003 fiscal year begins at page 21.

         INVESTMENT COMMITTEE

         The Board of Directors has an Investment Committee comprised of C. Daniel DeLawder (Chair), Harry O. Egger, William T. McConnell, John J. O'Neill and Rick R. Taylor. The Investment Committee reviews the activity in the investment portfolio of Park and its subsidiary banks, monitors compliance with Park's investment policy and assists management with the development of investment strategies. The Investment Committee met three times during the 2003 fiscal year.

         COMPENSATION COMMITTEE

         On January 20, 2004, the Board of Directors created the Compensation Committee and appointed Howard E. LeFevre, John J. O'Neill and J. Gilbert Reese (Chair) as members. Although the Compensation Committee did not meet during the 2003 fiscal year, it met twice during February of 2004 in order to determine the amounts to be paid in respect of the 2003 fiscal year under Park's incentive compensation plan. The report of the Executive Committee and the Compensation Committee on executive compensation for the 2003 fiscal year begins at page 21.

         The Board of Directors has determined that each member of the Compensation Committee satisfies the independence requirements of Sections 121A and 805 of the AMEX Company Guide as currently in effect. The Compensation Committee is organized and conducts its business pursuant to a written charter adopted by the Board of Directors (the "Compensation Committee Charter.") A current copy of the Compensation Committee Charter is posted on the "Corporate Governance" page of Park's website at www.parknationalcorp.com. The Compensation Committee will periodically review and reassess the adequacy of the Compensation Committee Charter and recommend any proposed changes to the full Board for approval.

         The Compensation Committee's primary responsibilities include:

         - reviewing with management and approving the general compensation policy for the executive officers of Park and those other employees of Park and its subsidiaries which the full Board directs;

         - evaluating the performance of Park's executive officers in light of goals and objectives approved by the Compensation Committee and determining those executive officers' compensation based on that evaluation;

         - administering Park's equity-based plans and approving awards as required to comply with applicable securities and tax laws, rules and regulations;

         - overseeing the preparation of the report on executive compensation for inclusion in the annual proxy statement; and

         - reviewing and making recommendations to the full Board with respect to incentive compensation plans and equity-based plans in accordance with applicable laws, rules and regulations.

In addition, the Compensation Committee will review Park's organizational structure and succession plans for Park's executive officers with the full Board as needed. The Compensation Committee will also carry out any other responsibilities delegated to the Compensation Committee by the full Board.

         NOMINATING COMMITTEE

         On January 20, 2004, the Board of Directors created the Nominating Committee and appointed Howard E. LeFevre, John J. O'Neill and J. Gilbert Reese as members. As of the date of this proxy statement, no chairman of the Nominating Committee had been named. The Board of Directors has determined that each member of the Nominating Committee satisfies the independence requirements of Sections 121A and 804 of the AMEX Company Guide as currently in effect and the applicable rules and regulations of the SEC. The Nominating Committee is organized and will conduct its business pursuant to a written charter adopted by the Board of Directors (the "Nominating Committee Charter"). A current copy of the Nominating Committee Charter is posted on the "Corporate Governance" page of Park's website at www.parknationalcorp.com. The Nominating Committee will periodically review and reassess the adequacy of the Nominating Committee Charter and recommend any proposed changes to the full Board for approval.

         The primary purpose of the Nominating Committee is to identify qualified candidates for election, nomination or appointment to the Board of Directors and to recommend to the full Board a slate of director nominees for each annual meeting of the shareholders of Park or as vacancies occur between annual meetings of the shareholders. In addition, the Nominating Committee will provide oversight on matters surrounding the composition and operation of the Board, including the evaluation of Board performance and processes, and make recommendations to the full Board in the areas of Board committee selection, including Board committee chairpersons and committee rotation practices. The Nominating Committee will also carry out any other responsibilities delegated to the Nominating Committee by the full Board.

NOMINATING PROCEDURES

         As described above, Park's Board of Directors created the Nominating Committee on January 20, 2004. As of the date of this proxy statement, the Nominating Committee had not yet met. Accordingly, as it had in the past, the full Board of Directors selected the nominees for re-election as directors at Park's Annual Meeting. As detailed in the Nominating Committee Charter, the Nominating Committee will have the responsibility in the future to identify and recommend individuals qualified to become directors. To be eligible for election as a director, an individual must be a shareholder of Park.

         The Nominating Committee will take into account many factors when considering candidates for the Board of Directors to ensure that the Board is comprised of directors with a variety of experiences and backgrounds, each of whom has high-level managerial experience and represents the interests of Park's shareholders as a whole rather than those of special interest groups. The Nominating Committee may consider those factors it deems appropriate when evaluating candidates, including judgment, skill, diversity, strength of character, experience with businesses and organizations comparable in size and scope to Park, experience as an executive of or adviser to a publicly traded or private company, experience and skill relative to other Board members, and any additional specialized knowledge or experience. Depending on the current needs of the Board, certain factors may be weighed more or less heavily by the Nominating Committee.

         In considering candidates for the Board, the Nominating Committee will evaluate the entirety of each candidate's credentials. Other than the requirement that a candidate be a Park shareholder, there are no specific minimum qualifications that must be met by a Nominating Committee-recommended nominee. However, the Nominating Committee does believe that all members of the Board should have the highest character and integrity; a reputation for working constructively with others; sufficient time to devote to Board matters; and no conflict of interest that would interfere with performance as a director.

         The Nominating Committee will consider candidates for the Board from any reasonable source, including shareholder recommendations. The Nominating Committee will not evaluate candidates differently based on who has given the recommendation. The Nominating Committee has the authority under the Nominating Committee Charter to hire and pay a fee to consultants or search firms to assist in the process of identifying and evaluating candidates. No such consultants or search firms have been used by the Nominating Committee or the full Board to date and, accordingly, no fees have been paid to consultants or search firms.

         Shareholders may recommend director candidates to the Nominating Committee for consideration by writing to the Secretary of Park at the executive offices of Park, 50 North Third Street, Post Office Box 3500, Newark, Ohio 43058-3500. The recommendation must give the candidate's name, age, business address, residence address, principal occupation and number of Park common shares beneficially owned. The recommendation should also describe the qualifications, attributes, skills or other qualities of the recommended director candidate. A written statement from the candidate consenting to be named as a director candidate and, if nominated and elected, to serve as a director should accompany any such recommendation.

         Shareholders who wish to nominate an individual for election as a director at an annual meeting of the shareholders of Park must comply with Park's Regulations regarding shareholder nominations. Shareholder nominations must be made in writing and delivered or mailed to the President of Park not less than 14 days nor more than 50 days prior to any meeting of shareholders called for the election of directors. However, if less than 21 days' notice of the meeting is given to the shareholders, the nomination must be mailed or delivered to Park's President not later than the close of business on the seventh day following the day on which the notice of the meeting was mailed to the shareholders. Each shareholder nomination must contain the following information to the extent known by the nominating shareholder: (a) the name and address of each proposed nominee; (b) the principal occupation of each proposed nominee; (c) the total number of Park common shares that will be voted for each proposed nominee; (d) the name and residence address of the nominating shareholder; and (e) the number of Park common shares beneficially owned by the nominating shareholder. Nominations for the 2004 Annual Meeting must be received by April 5, 2004. Nominations not made in accordance with Park's Regulations will be disregarded.

COMPENSATION OF DIRECTORS

         At the April 21, 2003 meeting of Park's Board of Directors, the Board modified the fees paid to directors. Each director of Park who is not an employee of Park or one of its subsidiaries (a "non-employee director") currently receives as fees an annual retainer in the form of 120 common shares (increased from 100 common shares in 2002), $750 for each meeting of the Board of Directors of Park attended and $300 for each meeting of a committee of the Board of Directors attended (increased from $250). If the date of a meeting of the Board of Directors is changed from that provided for by resolution of the Board of Directors and a non-employee director is unable to attend the rescheduled meeting, he or she receives $750 as though he or she had attended the meeting.

         On October 9, 2003, the SEC approved the amendment of Section 711 of the AMEX Company Guide requiring shareholder approval for the establishment of (and material amendment to) an equity compensation arrangement pursuant to which options or stock may be acquired by officers, directors, employees or consultants, subject to specified limited exceptions. Accordingly, the Board of Directors is proposing the Park National Corporation Stock Plan for Non-Employee Directors of Park National Corporation and Subsidiaries (the "Directors' Stock Plan") for consideration and approval by the shareholders at the Annual Meeting. If the Directors' Stock Plan is approved by the shareholders, the non-employee directors of Park and its subsidiaries will continue to receive their annual retainer for service as a director in the form of common shares. The proposal to approve the Directors' Stock Plan is discussed under "PROPOSAL TO APPROVE PARK NATIONAL CORPORATION STOCK PLAN FOR NON-

EMPLOYEE DIRECTORS OF PARK NATIONAL CORPORATION AND SUBSIDIARIES," beginning at page 17. If the Directors' Plan is not approved by the shareholders, in the future, the annual retainer for service as a member of the Park Board of Directors will be paid in the form of cash instead of common shares.

         Each non-employee director of Park also serves on the board of directors of one of Park's bank subsidiaries, and receives an annual retainer in the form of 60 common shares (increased from 50 common shares in 2002) and, in some cases, a specified amount of cash for such service as well as fees for attendance at meetings of the board of directors of the appropriate Park bank subsidiary (and committees of that board). The following table summarizes the aggregate amount of fees paid in cash to each incumbent non-employee director of Park for service on the board of directors of the Park bank subsidiary (and committees of that board) on which he or she served during the 2003 fiscal year:

                               Aggregate                                           Aggregate
                           Park Subsidiary                                      Park Subsidiary
      Name                       Fees                    Name                        Fees
      ----                       ----                    ----                        ----
Maureen Buchwald              $  6,800             John J. O'Neill                 $   5,200
James J. Cullers              $  6,600             J. Gilbert Reese                $   5,150
Harry O. Egger                $  5,100             Rick R. Taylor                  $   4,200
R. William Geyer              $  6,425             Leon Zazworsky                  $   8,650
Howard E. LeFevre             $  5,800

In addition, Dominick C. Fanello, who retired as a director of Park effective December 22, 2003, received an aggregate amount of $3,650 for attendance at meetings of the board of directors of Richland Bank (and committees of that board) held during the 2003 fiscal year.

         Messrs. DeLawder, McConnell and Phillips receive no compensation for serving as members of the Board of Directors of Park or of any subsidiary of Park since they are employee directors. As of March 31, 2003, Mr. Egger became a non-employee director of both Park and Security National Bank following his retirement as Chief Executive Officer of Security National Bank.

         The Park bank subsidiaries maintain split-dollar life insurance policies on behalf of those Park directors who are not executive officers of Park or one of its subsidiaries (other than Mr. Egger), in their respective capacities as directors of a Park bank subsidiary. The Park bank subsidiary for which such an individual also serves as a director will receive proceeds under the policy in an amount equal to the premiums paid up to the date of death plus earnings accrued in respect of the policy since the inception of the policy. The director has the right to designate the beneficiary to whom his or her share of the proceeds under the policy ($100,000) is to be paid. A director becomes fully vested under his or her policy after three years of service.

         Park National Bank maintains split-dollar life insurance policies on behalf of Messrs. McConnell and DeLawder, in their respective capacities as executive officers of Park National Bank. Park National Bank will receive proceeds under the policy in an amount equal to the premiums paid up to the date of death plus earnings accrued in respect of the policy since the inception of the policy. Each of Messrs. McConnell and DeLawder has the right to designate the beneficiary to whom his share of the proceeds under the policy (approximately two times his highest annual total compensation during his employment with Park National Bank) is to be paid. Each policy remains in effect following the covered individual's retirement as long as specified conditions are satisfied.

         Security National Bank maintains a split-dollar life insurance policy on behalf of Mr. Egger. Security National Bank will receive proceeds under the policy in an amount equal to the premiums paid up to the date of death plus earnings accrued in respect of the policy since the inception of the policy. Mr. Egger has the right to designate the beneficiary to whom his share of the proceeds under the policy (approximately three and one-half times his highest annual total compensation during his employment with Security National Bank) is to be paid. Mr. Egger's policy remained in effect following his retirement on March 31, 2003.

                  PROPOSAL TO APPROVE PARK NATIONAL CORPORATION
                      STOCK PLAN FOR NON-EMPLOYEE DIRECTORS
                  OF PARK NATIONAL CORPORATION AND SUBSIDIARIES
                                (ITEM 2 ON PROXY)

INTRODUCTION

         Each non-employee director of Park or one of its bank subsidiaries (or non-employee member of the advisory board of a division of a bank subsidiary) has in the past received his or her annual retainer in the form of Park common shares. The respective boards of directors and advisory boards believe that their non-employee members have a greater proprietary interest in the growth and performance of Park and its subsidiaries through their receipt of a designated number of common shares each year as their annual retainer instead of cash.

         Under amended Section 711 of the AMEX Company Guide, Park's shareholders must approve the establishment of (and material amendment to) any equity compensation arrangement pursuant to which common shares may be acquired by directors, officers or employees of Park and its subsidiaries. Accordingly, the Board of Directors of Park is proposing the Directors' Stock Plan for consideration and approval by the shareholders at the Annual Meeting. Under the terms of the Directors' Stock Plan, non-employee members of the boards of directors of Park and its subsidiaries (and non-employee members of the advisory board of a division of a subsidiary) will receive as an annual retainer each year the same number of Park common shares as they received in respect of the 2003 fiscal year.

GENERAL

         The purpose of the Directors' Stock Plan is to foster the long-term financial success of Park and its subsidiaries by attracting and retaining the services of outstanding non-employee directors and non-employee advisory board members upon whose judgment, interest and special efforts the successful conduct of the business of Park and its subsidiaries depends.

         Subject to adjustment as described below, there will be a maximum of 100,000 common shares available for issuance under the Directors' Stock Plan.

         The Board of Directors of Park believes it is desirable to continue to pay the annual retainer of non-employee directors and non-employee advisory board members in the form of common shares in an effort to encourage the highest level of participation by these individuals and to maintain or increase their proprietary interest in the growth and performance of Park and its subsidiaries. It is the Board of Directors' belief that the Directors' Stock Plan will address the need for common shares to pay annual retainers for a number of years.

         Common shares subject to the Directors' Stock Plan may be either common shares currently held by Park or common shares subsequently acquired by Park and held in treasury, including common shares purchased in the open market or in private transactions. Park will not newly issue any common shares under the Directors' Stock Plan.

         The aggregate number of common shares issuable in respect of any fiscal year will depend on the number of individuals then serving as non-employee directors of Park and its subsidiaries and as non-employee advisory board members. As of the date of this proxy statement, there were nine non-employee directors of Park, a total of 58 non-employee directors of Park's subsidiaries and a total of 15 non-employee advisory board members (including one individual who serves as both a non-employee director of one of Park's bank subsidiaries and a member of the advisory board of a division of that bank subsidiary).

         The following table summarizes the number of common shares received as their annual retainer for the 2003 fiscal year by: (i) Harry O. Egger, the only individual named in the Summary Compensation Table who received an annual retainer, in Mr. Egger's capacity as a director of Park and Security National Bank; (ii) all current directors of Park who are not executive officers as a group (in their respective capacities as directors of Park and one of its subsidiaries); (iii) each nominee for re-election as a non-employee director (in such nominee's capacity as a director of Park and one of its subsidiaries); and
(iv) all other non-employee directors of Park's subsidiaries and non-employee advisory board members as a group. No individual serving as an executive officer of Park or any of its subsidiaries (other than Mr. Egger), and no individual serving as an employee of Park or any of its subsidiaries, received any annual retainer for his or her service on the board of directors of Park and/or one of its subsidiaries or on an advisory board.

                                                                  Number of Common Shares
                                                               Received as Annual Retainer
                Names and Position                                 for 2003 Fiscal Year
                ------------------                             ---------------------------
Harry O. Egger, Vice Chairman of the
Board of Park and Chairman of the Board
and former Chief Executive Officer of
Security National Bank.....................................               180

All current directors of Park who
are not executive officers as a group......................             1,320

Nominees for election as non-
employee directors of Park:

    Maureen Buchwald.......................................               180
    J. Gilbert Reese.......................................               180
    Rick R. Taylor.........................................               180
    Leon Zazworsky.........................................                60(1)

All other non-employee directors of Park's
subsidiaries and non-employee advisory
board members as a group...................................             4,200(2)

-------------------

         (1) Mr. Zazworsky did not receive an annual retainer for service as a director of Park during the 2003 fiscal year since he was appointed after the annual retainer was paid.

         (2) Dominick C. Fanello received 180 common shares as the annual retainer for his service on the boards of directors of Park and Richland Trust Company during the 2003 fiscal year. Since Mr. Fanello retired effective December 22, 2003, these common shares are included in the number for "all other non-employee directors of Park's subsidiaries and non-employee advisory board members as a group."

         The following is a brief summary of the material features of the Directors' Stock Plan. This summary is qualified in its entirety by reference to the full text of the Directors' Stock Plan, a copy of which is attached to this proxy statement as Appendix B.

SUMMARY OF OPERATION OF THE DIRECTORS' STOCK PLAN

         ADMINISTRATION OF THE DIRECTORS' STOCK PLAN

         The Directors' Stock Plan will be administered by Park's Board of Directors. The Board is authorized to interpret the Directors' Stock Plan and to make all determinations necessary or advisable for its administration. Each of Park's President and Chief Executive Officer, Chief Financial Officer, and Secretary is authorized to implement the Directors' Stock Plan and take ministerial actions in connection with that implementation.

         AWARD OF COMMON SHARES REPRESENTING ANNUAL RETAINER

         On the date of the regular meeting of the Park Board of Directors held during the fourth fiscal quarter of each fiscal year of Park:

         - each individual then serving as a non-employee director of Park will be awarded 120 common shares, representing the annual retainer payable to such individual for that fiscal year;

         - each individual then serving as a non-employee director of a subsidiary of Park will be awarded 60 common shares, representing the annual retainer payable to such individual for that fiscal year; and

         - each individual then serving as a non-employee member of the advisory board for a division of a Park subsidiary will be awarded 60 common shares, representing the annual retainer payable to such individual for that fiscal year.

If a stock split or a stock dividend of 10% or more affecting the common shares of Park is declared in any fiscal year, the number of common shares to be awarded to a non-employee director or non-employee advisory board member for that fiscal year will be increased proportionately.

         ADJUSTMENTS UPON CHANGES IN CAPITALIZATION

         If there is a stock dividend or stock split of 10% or more, recapitalization (including payment of an extraordinary dividend), merger, consolidation, combination, spin-off, distribution of assets to shareholders, exchange of shares or other similar corporate change affecting Park's common shares, the Park Board of Directors will appropriately adjust the aggregate number of common shares available for award under the Directors' Stock Plan.

         AMENDMENT AND TERMINATION OF THE DIRECTORS' STOCK PLAN

         The Park Board of Directors may terminate or suspend the Directors' Stock Plan at any time. The Board of Directors may also amend the Directors' Stock Plan without shareholder approval except as required to satisfy the requirements of Rule 16b-3 under the Exchange Act, applicable requirements of AMEX or any other applicable laws, rules or regulations.

         By its terms, the Directors' Stock Plan will terminate on the day preceding the tenth anniversary of the date the Directors' Stock Plan is approved by Park's shareholders.

FEDERAL INCOME TAX CONSEQUENCES

         The following summary of the federal income tax consequences of the award of common shares under the Directors' Stock Plan is intended to reflect the current provisions of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"), and applicable Treasury Regulations. This summary is not intended to be a complete statement of applicable law, nor does it address state or local tax laws or regulations.

         Common shares awarded under the Directors' Stock Plan will be fully taxable to the recipient as income when received and the taxable amount will be equal to the fair market value of the common shares on the award date. Park or one of its subsidiaries will be entitled to deduct as compensation the amount included in the recipient's gross income.

RECOMMENDATION AND VOTE

         Shareholder approval of the Directors' Stock Plan will require a majority of the votes cast on the proposal. The effect of an abstention is the same as a "no" vote. Broker non-votes will not be counted in determining the number of common shares necessary for approval.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF THE DIRECTORS' STOCK PLAN. If the Directors' Stock Plan is not approved by the shareholders, in the future, the annual retainer for service as a non-employee member of the board of directors of Park or one of its bank subsidiaries or as a non-employee advisory board member will be paid in the form of cash instead of common shares.

         All valid proxies received prior to the Annual Meeting which do not specify how common shares should be voted (other than proxies which constitute broker non-votes) will be voted FOR the approval of the Directors' Stock Plan.

           COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         During the 2003 fiscal year, the Executive Committee of Park's Board of Directors also performed the functions of a compensation committee. William T. McConnell, who is Chairman of the Board of Park and of Park National Bank, serves as a member of the Executive Committee. C. Daniel DeLawder, who is Chief Executive Officer and President of Park and of Park National Bank, also serves as a member of the Executive Committee. Harry O. Egger, who is Vice Chairman of the Board of Park and Chairman of the Board of Security National Bank (and was Chief Executive Officer of Security National Bank until March 31, 2003), serves as a member of the Executive Committee as well.

         Mr. DeLawder sits on the boards of directors of Truck One, Inc. and Fleet Service, Inc., neither of which has a separate compensation committee. Howard E. LeFevre, Chairman of the Board and Chief Executive Officer of each of Truck One, Inc. and Fleet Service, Inc., serves as a member of each of the Executive Committee and the Compensation Committee of Park's Board of Directors.

         Mr. McConnell sits on the board of directors of Freight Service, Inc., which has no separate compensation committee. Howard E. LeFevre is the owner and a member of the board of directors of Freight Service, Inc.

         J. Gilbert Reese, who is senior partner in the law firm of Reese, Pyle, Drake & Meyer, P.L.L., which rendered legal services to Park National Bank during the 2003 fiscal year and continues to do so, is a member of each of the Executive Committee and the Compensation Committee of Park's Board of Directors.

                        REPORT OF THE EXECUTIVE COMMITTEE
                         AND THE COMPENSATION COMMITTEE
                            OF THE BOARD OF DIRECTORS
                            ON EXECUTIVE COMPENSATION

OVERALL PHILOSOPHY AND ADMINISTRATION

         The executive officers of Park receive no compensation directly from Park. Instead, William T. McConnell, C. Daniel DeLawder, David L. Trautman and John W. Kozak are paid by Park National Bank for services rendered in their capacities as executive officers of Park and Park National Bank. Until his retirement on March 31, 2003, Harry O. Egger was paid by Security National Bank for services rendered in his capacity as an executive officer of Park and Security National Bank.

         The Board of Directors of Park has a six-member Executive Committee, comprised of four non-employee directors (reflecting Mr. Egger's retirement) and Messrs. McConnell and DeLawder. Prior to the creation of the Compensation Committee on January 20, 2004, one function of the Executive Committee was to review and recommend officer compensation levels and Park benefit plans and to forecast future personnel needs of Park. During the 2003 fiscal year, no decisions of the Executive Committee were modified or rejected in any material way by the boards of directors of Park National Bank, Security National Bank or Park. In addition, Messrs. McConnell, DeLawder and Egger (prior to his retirement) did not vote on any matters with respect to their own compensation.

         Following the creation of the Compensation Committee, the Compensation Committee (which is comprised of three independent directors) assumed responsibility for the administration of Park's incentive compensation plan and, at meetings held in February of 2004, determined the amounts of incentive compensation to be paid for the 2003 fiscal year. Beginning with the 2004 fiscal year, the Compensation Committee will also be responsible for evaluating the performance of Park's executive officers and determining the compensation of those executive officers as well as administering Park's equity-based compensation plans.

         Park's compensation philosophy reflects a commitment to pay for performance. The compensation program for all officers, including executive officers, consists of three primary elements - a base salary component, an incentive compensation component and a stock option component. The combination of base salary and incentive compensation is designed to tie compensation levels to overall performance by Park and its subsidiaries as well as the individual performance of the executive officers. Park's cash compensation philosophy reflects the belief that a significant part of total executive cash compensation should be "at risk" in the form of incentive compensation based on the performance of Park and its subsidiaries. The ratio of the incentive compensation to total cash compensation for the 2003 fiscal year was 65.7% for Mr. DeLawder, 40.7% for Mr. Egger, 65.6% for Mr. Trautman and 61.5% for Mr. Kozak. Mr. McConnell does not participate in the incentive compensation plan.

         Park believes that it is also important to provide compensation which serves to incentivize long-term corporate financial performance. In that regard, the Board of Directors of Park adopted, and the shareholders of Park approved, the Park National Corporation 1995 Incentive Stock Option Plan (as amended, the "1995 Plan"). Under the 1995 Plan, officers and other key employees of Park and its subsidiaries have been selected by the Executive Committee (and beginning in 2004, will be selected by the Compensation Committee) to receive incentive stock options ("ISOs"). Each ISO has an exercise price equal to 100% of the fair market value of Park's common shares on the date of grant. If there is no appreciation in the market value of the common shares, the ISOs will be valueless. Thus, in contrast to the base salary and incentive components of compensation, option grants are tied directly to the price performance of the common shares of Park. At the time of exercise of an ISO (other than an exercise following death, disability or normal retirement), the optionee must enter into an agreement with Park providing that the common shares acquired upon exercise may not be sold or otherwise disposed of to any person other than Park for a period of five years after the exercise date. This creates a further shared interest by the optionees and the shareholders of Park in the price performance of the common shares.

         Section 162(m) of the Internal Revenue Code prohibits a publicly-held corporation, such as Park, from claiming a deduction on its federal income tax return for compensation in excess of $1,000,000 paid for a given year to the chief executive officer and the four other most highly compensated officers of the corporation, other than the chief executive officer, serving at the end of the corporation's fiscal year. The $1,000,000 compensation deduction limitation does not apply to "performance-based compensation." None of Park's executive officers received more than $1,000,000 of compensation from Park and its subsidiaries for the 2003 fiscal year.

         Park does not have a policy that requires all compensation payable in 2003 and thereafter to the covered executive officers to be deductible under
Section 162(m). Park has not attempted to revise the incentive compensation plan or the 1995 Plan to satisfy the "performance-based compensation" exceptions but may consider doing so in the future if compensation paid thereunder would otherwise not be deductible under Section 162(m) and such provisions would not distort or discourage the existing incentives for performance that enhance the value of Park and its subsidiaries. In all cases, however, Park will continue to carefully consider the net cost and value to Park of its compensation policies.

BASE SALARY

         The base salaries for the 2003 fiscal year reported in this proxy statement for Messrs. DeLawder, Egger, Trautman and Kozak were approved by the Executive Committee in December 2002. The actual base salary received by each of Park's executive officers was based upon a subjective evaluation of the individual's responsibilities and contributions and Park's strong 2002 financial results. While these factors have a general influence on the determination of the amount of base salary to be paid to each executive officer, no specific weighting is given to any of these factors and the relevance of each factor varies from individual to individual. The Executive Committee subjectively evaluated the individual responsibilities and contributions of each executive officer when determining salary levels for the 2003 fiscal year but believed that primary reliance should be placed on the incentive compensation plan for compensation adjustments from year to year.

INCENTIVE COMPENSATION

         Since the creation of the Compensation Committee on January 20, 2004, the Compensation Committee has administered Park's incentive compensation plan which enables the officers of Park National Bank (the Park National Division, the Fairfield National Division and the Consolidated Computer Center Division), Richland Trust Company, Century National Bank, First-Knox National Bank (the First-Knox National Division and the Farmers and Savings Division), Second National Bank, United Bank, N.A., Security National Bank (the Security National Division and the Unity National Division), The Citizens National Bank of Urbana ("Citizens National Bank"), Scope Leasing, Inc. and Guardian Financial Services Company (collectively, "Park's Principal Subsidiaries") to share in any above-average return on equity (net income divided by average equity) which Park and its subsidiaries on a consolidated basis may generate during a fiscal year. In the 2003 fiscal year, all officers of Park's Principal Subsidiaries were eligible to participate in the incentive compensation plan. Mr. McConnell elected not to participate in the incentive compensation plan in the 2003 fiscal year as he had also done in the 2002 and 2001 fiscal years.

         Above-average return on equity is defined as the amount by which the net income to average equity ratio of Park and its subsidiaries on a consolidated basis exceeds the median net income to average equity ratio of all U.S. bank holding companies of similar asset size ($3 billion to $10 billion). A formula determines the amount, if any, by which Park's return on equity ratio exceeds the median return on equity ratio of these peer bank holding companies. Twenty percent (20%) of that amount on a before-tax equivalent basis is available for incentive compensation. If Park's return on equity ratio is equal to or less than that of the peer group, no incentive compensation will be available with respect to that year. The President and Chief Executive Officer of Park and Park National Bank has historically received a fixed percentage of the amount available for incentive compensation as determined by the Board of Directors. Although Park's return on equity ratio for the 2003 fiscal year exceeded the median return on equity ratio of its peer bank holding companies, Mr. DeLawder recommended to the Compensation Committee that, because of the very modest increase in net income earned by Park in the 2003 fiscal year, the fixed percentage available for the President and Chief Executive Officer be waived. Mr. DeLawder also recommended that he receive incentive compensation in an amount no greater than that paid to him in respect of the 2002 fiscal year. The Compensation Committee concurred with Mr. DeLawder's recommendations and determined to pay him the same amount of incentive compensation in respect of the 2003 fiscal year as he had received for the prior year -- $609,730. After deducting that amount, the remaining amount was distributed to the officers of Park's Principal Subsidiaries on the basis of their respective contributions to Park's meeting its short-term and long-term financial goals during the 2003 fiscal year, which contributions were subjectively determined by the Chairman of the Board and the President and Chief Executive Officer of Park and approved by the Compensation Committee of the Board of Directors. Recommendations of the presidents of Park's Principal Subsidiaries were considered when determining incentive compensation amounts for officers of those subsidiaries. The payment of the incentive compensation amounts for the 2003 fiscal year will be made during the first quarter of the 2004 fiscal year.

STOCK OPTIONS

         During the 2003 fiscal year, the Executive Committee administered the 1995 Plan and approved the grant of original options covering an aggregate of 145,111 common shares to 463 key employees of Park and its subsidiaries. None of the executive officers were granted original options.

         When an ISO is exercised, the optionee is automatically granted a new reload option covering the same number of common shares as were the subject of the exercise. However, an optionee:

         - may not be granted reload options in any one year of the term of the original option as established on the grant date of the original option covering, with respect to all reload options granted in that one year, more than the number of common shares which were subject to the original option on the grant date of the original option; and

         - will be granted a reload option covering only that number of common shares which will allow the reload options and any other outstanding ISOs granted to the optionee under the 1995 Plan to qualify as ISOs under Section 422 of the Internal Revenue Code.

During the 2003 fiscal year, reload options covering an aggregate of 25,484 common shares, including the grant made to Mr. Kozak described in the "GRANTS OF OPTIONS" table, were granted as a result of the exercise of ISOs.

         Each ISO (whether an original option or a reload option) has been granted with an exercise price equal to the fair market value of the common shares on the date of grant and a vesting schedule determined by the Executive Committee to allow the ISOs to qualify as such under Section 422 of the Internal Revenue Code.

OTHER COMPENSATION

         Park's officers and the officers and employees of Park's Principal Subsidiaries are encouraged individually and collectively to maintain a significant long-term stock ownership position in Park. This has been fostered not only through the grant of ISOs under the 1995 Plan, but also by the Park ESOP.

         The Park ESOP is an "employee stock ownership plan" within the meaning of Section 4975(e)(7) of the Internal Revenue Code. Employee salary deferral contributions to the Park ESOP, employer matching contributions and employer discretionary contributions to the Park ESOP are made substantially in the form of Park common shares. Participants in the Park ESOP have the opportunity to instruct the trustee of the Park ESOP as to how to vote the Park common shares held for their benefit under the Park ESOP. Each of Messrs. McConnell, DeLawder, Trautman and Kozak participates in the Park ESOP. Mr. Egger participated in the Park ESOP until his retirement.

         The Executive Committee adopted the Park National Corporation Supplemental Executive Retirement Plan or "SERP" in December 1996. The SERP currently benefits 31 officers of Park and its subsidiaries, including Messrs. McConnell, DeLawder and Kozak. Mr. Egger has not participated in the SERP but has been provided with supplemental retirement benefits under the terms of his employment agreement with Security National Bank. Mr. Trautman does not participate in the SERP. The SERP is a non-qualified benefit plan designed to restore benefits lost due to limitations under the Internal Revenue Code on the amount of compensation covered by and the benefits payable under a defined benefit plan such as the Park National Corporation Defined Benefit Pension Plan. Park has purchased life insurance contracts to fund the SERP. The SERP is designed to provide a monthly retirement benefit of approximately $5,000, $10,500 and $500 for Messrs. McConnell, DeLawder and Kozak, respectively. These additional benefits are not guaranteed and are dependent upon the earnings from the related life insurance contracts compared to the average yield on three-month Treasury bills. The SERP also provides a life insurance benefit for officers of Park and its subsidiaries participating in the SERP who die before age 86.

  SUBMITTED BY THE EXECUTIVE COMMITTEE   SUBMITTED BY THE COMPENSATION COMMITTEE
  OF THE BOARD OF DIRECTORS:             OF THE BOARD OF DIRECTORS:

     William T. McConnell (Chair)            J. Gilbert Reese (Chair)
     C. Daniel DeLawder                      Howard E. LeFevre
     Harry O. Egger                          John J. O'Neill
     Howard E. LeFevre
     John J. O'Neill
     J. Gilbert Reese

                       COMPENSATION OF EXECUTIVE OFFICERS

SUMMARY OF CASH AND OTHER COMPENSATION

         The following table shows, for the last three fiscal years, the cash compensation paid by Park and its subsidiaries, as well as other compensation paid or accrued for those years, to or for the account of each individual who served as an executive officer of Park during the 2003 fiscal year. Dollar amounts have been rounded down to the nearest whole dollar.

                           SUMMARY COMPENSATION TABLE

                                                                                   Long Term
                                                                                  Compensation
                                                                                 --------------
                                                                                     Awards
                                                                                 --------------
                                                     Annual Compensation          Common Shares
   Name and Principal Position                   -------------------------         Underlying           All Other
     During 2003 Fiscal Year           Year      Salary ($)    Bonus ($)(1)      Options (#)(2)     Compensation ($)
     -----------------------           ----      ---------     ------------      --------------     ----------------
C. Daniel DeLawder                     2003      $318,750        $ 609,730                0             $  9,436(3)
President and Chief Executive          2002      $318,751        $ 609,730            1,130             $  8,408
   Officer of Park and Park National   2001      $350,025        $ 535,802            2,279             $  8,563
   Bank

Harry O. Egger                         2003      $109,243(5)     $  75,000                0             $124,664(6)
Vice Chairman of the Board of Park     2002      $202,500(7)     $ 284,000            1,085             $  8,902
   and Chairman of the Board and       2001      $403,300(7)     $  49,620(7)           705             $  8,286
   Chief Executive Officer of Security
   National Bank (4)

David L. Trautman                      2003      $210,577        $ 401,716                0             $  6,295(3)
Secretary of Park and Executive        2002      $162,500        $ 213,769            1,111             $  5,771
   Vice President of Park National     2001      $140,005        $ 163,892            1,740             $  5,724
   Bank  (8)

                                                                                   Long Term
                                                                                  Compensation
                                                                                 --------------
                                                                                     Awards
                                                                                 --------------
                                                     Annual Compensation          Common Shares
   Name and Principal Position                   -------------------------         Underlying           All Other
     During 2003 Fiscal Year           Year      Salary ($)    Bonus ($)(1)      Options (#)(2)     Compensation ($)
     -----------------------           ----      ---------     ------------      --------------     ----------------
John W. Kozak                          2003      $139,423        $ 223,000              538             $  6,445(3)
Chief Financial Officer of Park        2002      $125,000        $ 165,000            1,085             $  5,858
   and Senior Vice President           2001      $182,000        $ 154,714            1,100             $  5,560
   and Chief Financial Officer
   of Park National Bank (9)

--------------------

         (1) All amounts reported were earned under Park's incentive compensation plan.

         (2) These numbers represent ISOs granted under the 1995 Plan. See table under "GRANTS OF OPTIONS" for more detailed information on these ISOs.

         (3) "All Other Compensation" for 2003 for Messrs. DeLawder, Trautman and Kozak includes (a) the amounts of $1,940, $295 and $430, respectively, representing the amount of the premium deemed to have been paid on behalf of each executive officer under the split-dollar life insurance policy maintained on his behalf by Park National Bank, under which his beneficiary will receive proceeds of approximately two times the executive officer's highest annual total compensation during his employment with Park National Bank; (b) the amount of $6,000 representing the contribution to the Park ESOP on each of their behalf to match 2003 pre-tax elective deferral contributions (included under "Salary") made by each executive officer under the Park ESOP; and (c) the amounts of $1,496, $0 and $15, respectively, representing the amount of the premium deemed to have been paid on behalf of each executive officer who participated in the SERP under the life insurance contract which funds that executive officer's account under the SERP.

         (4) In connection with the merger of Security into Park, effective March 23, 2001, Mr. Egger became Vice Chairman of the Board of Park. He was not an executive officer of Park prior to that date. Mr. Egger retired from his position as Chief Executive Officer of Security National Bank on March 31, 2003.

         (5) "Salary" for 2003 for Mr. Egger includes, in addition to his base salary, (a) the amount of $21,240 representing the market value (as of the date of receipt) of the 180 common shares received by Mr. Egger as the annual retainer for his service on the boards of directors of Park and Security National Bank and (b) the aggregate amount of $10,000 received as fees for attendance at meetings of the boards of directors of Park and Security National Bank (and committees of those boards).

         (6) "All Other Compensation" for 2003 for Mr. Egger includes (a) the amount of $3,674 representing the amount of premium deemed to have been paid on his behalf under the split-dollar life insurance policy maintained on his behalf by Security National Bank, under which his beneficiary will receive proceeds of approximately three and one-half times his highest annual total compensation during his employment with Security National Bank; (b) the amount of $6,000 representing the contribution to the Park ESOP on his behalf to match 2003 pre-tax elective deferral contributions (included under "Salary") made by Mr. Egger to the Park ESOP; and (c) the amount of $114,990 paid to Mr. Egger as the annual supplemental retirement benefit contemplated under the terms of his employment agreement with Security National Bank as described in "EMPLOYMENT AGREEMENTS AND TERMINATION OF EMPLOYMENT AND CHANGE-IN-CONTROL ARRANGEMENTS."

         (7) Following the merger of Security into Park, the determination was made to equalize the treatment of the salary and incentive compensation payable to the officers of the former subsidiaries of Security - Security National Bank (both the Security National Division and the Unity National Division) and Citizens National Bank - with the treatment of the salary and incentive compensation payable to the officers of the other subsidiaries of Park, so that a greater percentage of the total cash compensation of each officer of a former Security subsidiary would be "at risk" in the form of an incentive opportunity under the Park incentive compensation plan and a lesser amount payable in the form of base salary. As a result, Mr. Egger participated in the Park incentive compensation plan and was paid incentive compensation in the amount of $249,620 thereunder in 2002 in respect of Park's 2001 fiscal year, but his salary for 2002 was commensurately reduced from $403,000 to $202,500. Mr. Egger had received no incentive compensation from Security for the 2001 fiscal year. Park believes that the number shown in the table as incentive compensation for Mr. Egger for 2001 more accurately reflects Mr. Egger's compensation for 2001 in that $200,000 of the incentive compensation paid for the 2001 fiscal year served to offset the reduction in his base salary for 2002 as a result of the equalizing of treatment of all officers of Park and its subsidiaries.

         (8) Mr. Trautman was elected Secretary and became an executive officer of Park on July 22, 2002. He had been elected Executive Vice President of Park National Bank on February 1, 2002. From May 1997 until February 1, 2002, Mr. Trautman served as President and Chief Executive Officer of First-Knox National Bank.

         (9) Mr. Kozak became an executive officer of Park on July 22, 2002.

GRANTS OF OPTIONS

         The following table summarizes information concerning individual grants of options made during the 2003 fiscal year to each of the individuals named in the Summary Compensation Table. Park has never granted stock appreciation rights.

                        OPTION GRANTS IN LAST FISCAL YEAR

                                               % of Total
                                               Original
                                              Options or of                                    Potential Realizable
                                               Total Reload                                       Value at Assumed
                               Number of       Options, as                                     Annual Rates of Share
                             Common Shares     Appropriate,                                      Price Appreciation
                              Underlying        Granted to      Exercise                        for Option Term (1)
                                Options        Employees in      Price        Expiration       --------------------
          Name                Granted (#)      Fiscal Year     ($/Share)         Date          5% ($)        10%($)
          ----                -----------      -----------     ---------         ----          --------------------
C. Daniel DeLawder                0                 --               --            --                --          --
Harry O. Egger                    0                 --               --            --                --          --
David L. Trautman                 0                 --               --            --                --          --
John W. Kozak                   538(2)(3)         2.11%        $ 102.40          5/9/08        $ 15,225     $33,630

-----------------

         (1) The dollar amounts reflected in this table are the result of calculations at the 5% and 10% annual appreciation rates set by the SEC for illustrative purposes, and assume the options are held until their respective expiration dates. The dollar amounts are rounded down to the nearest whole dollar. The dollar amounts are not intended to forecast future financial performance or possible future appreciation in the price of Park's common shares. Shareholders are therefore cautioned against drawing any conclusions from the appreciation data shown, aside from the fact that optionees will only realize value from the option grants shown if the price of Park's common shares appreciates, which benefits all Park shareholders commensurately.

         (2) This ISO was granted under the 1995 Plan as a reload option and was fully exercisable as of the grant date (May 9, 2003).

         (3) Upon the exercise of an ISO, the optionee will automatically be granted a new reload option covering the same number of common shares as were the subject of the exercise; however, an optionee (a) may not be granted reload options in any one year of the term of the original option as established on the grant date of the original option covering, with respect to all reload options granted in that one year, more than the number of common shares which were subject to the original option on the grant date of the original option; and (b) will be granted a reload option covering only that number of common shares which will allow the reload option and any other outstanding ISOs granted to the optionee under the 1995 Plan to qualify as ISOs under Section 422 of the Internal Revenue Code. If an ISO is exercised on or after the optionee's termination of employment, no reload options will be granted in connection with the exercise. If an optionee's employment is terminated due to his retirement, his ISOs may thereafter be exercised in full for a period of three months, subject to the stated term of the ISOs. If an optionee's employment terminates due to his death or long-term disability, his ISOs may thereafter be exercised in full for a period of one year, subject to the stated term of the ISOs. If an optionee's employment is terminated for any other reason, his ISOs are forfeited. The ISOs become fully vested upon the occurrence of a "change in control" as defined in the 1995 Plan.

OPTION EXERCISES AND HOLDINGS

         The following table summarizes information concerning options exercised during, and unexercised options held as of the end of, the 2003 fiscal year by each of the individuals named in the Summary Compensation Table. Dollar amounts have been rounded down to the nearest whole dollar.

                 AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                        AND FISCAL YEAR-END OPTION VALUES

                                                                   Number of Common Shares           Value of Unexercised
                                                                    Underlying Unexercised                In-the-Money
                                 Number of                               Options at                    Options at Fiscal
                               Common Shares                        Fiscal Year-End (#)                  Year-End($)(1)
                            Underlying Options       Value       ---------------------------      ---------------------------
Name                           Exercised (#)      Realized ($)   Exercisable   Unexercisable      Exercisable   Unexercisable
----                           -------------      ------------   -----------   -------------      -----------   -------------
C. Daniel DeLawder                1,050              $  4,966      4,967(2)          0            $118,823           --
Harry O. Egger                        0                    --          0             0                  --           --
David L. Trautman                 1,067              $  5,046      5,442(2)          0            $120,961           --
John W. Kozak                     1,076              $ 14,881      5,477(2)          0            $124,862           --

----------------------

         (1) "Value of Unexercised In-the-Money Options at Fiscal Year-End" is based upon the fair market value of the common shares on December 31, 2003, the last trading day of the 2003 fiscal year ($113.15), less the exercise price of each individual's in-the-money options at the end of the 2003 fiscal year; and has been rounded to the nearest whole dollar.

         (2) These numbers reflect ISOs granted under Park's 1995 Plan and have been adjusted to reflect the 5% share dividend distributed by Park on December 15, 1999.

EQUITY COMPENSATION PLAN INFORMATION

           Park has one compensation plan (excluding plans assumed by Park in mergers) under which common shares of Park are authorized for issuance to officers or employees of Park and its subsidiaries in exchange for consideration in the form of goods or services - the 1995 Plan. The 1995 Plan and amendments thereto have been approved by Park's shareholders. In addition, as previously discussed on pages 15 and 16 and described further below, on November 5, 2003, each non-employee director of Park or one of its bank subsidiaries and each non-employee member of the advisory board of a division of a bank subsidiary received a specified number of common shares of Park as an annual retainer. This arrangement had not been approved by the shareholders. In compliance with
Section 711 of the AMEX Company Guide, the Board of Directors is proposing the Directors' Stock Plan for consideration and approval by the shareholders at the Annual Meeting. If the Directors' Stock Plan is approved by the shareholders, each non-employee director of Park or one of its bank subsidiaries and each non-employee advisory board member will continue to receive a specified number of common shares of Park as an annual retainer.

           The following table shows for the 1995 Plan, the number of common shares issuable upon exercise of options outstanding at December 31, 2003, the weighted-average exercise price of those options and the number of common shares remaining available for future issuance at December 31, 2003, excluding common shares issuable upon exercise of outstanding options. The table does not include common shares subject to outstanding options granted under equity compensation plans assumed by Park in mergers. Footnote (1) to the table sets forth the total number of common shares issuable upon exercise of options granted under plans assumed in mergers and outstanding at December 31, 2003, and the weighted-average exercise price of those options. Park cannot grant additional options under the assumed plans.

                                                                                                Number of common
                                                                                                shares remaining
                                                                                              available for future
                                         Number of common                                     issuance under equity
                                       shares to be issued          Weighted-average           compensation plans
                                         upon exercise of          exercise price of            (excluding common
                                       outstanding options,       outstanding options,         shares reflected in
                                       warrants and rights        warrants and rights              column (a))
        Plan category                         (a)                        (b)                           (c)
        -------------                  --------------------       --------------------        ---------------------
Equity compensation
plans approved by
shareholders.....................
                                             560,993                    $93.22                      471,937
Equity compensation plans
not approved by
shareholders.....................              (1)                       (1)                          (2)

Total............................            560,993                    $93.22                      471,937

---------------------------

(1) The table does not include information for equity compensation plans assumed by Park in mergers. A total of 29,575 common shares were issuable upon exercise of options granted under plans assumed in mergers and outstanding at December 31, 2003, including 25,145 common shares issuable upon exercise of options granted under plans assumed by Park in the merger with Security effective March 23, 2001 and 4,430 common shares issuable upon exercise of options granted under plans assumed by Park in the merger with First-Knox Banc Corp. effective May 5, 1997. The weighted-average exercise price of all options granted under plans assumed in mergers and outstanding at December 31, 2003, was $98.56. Park cannot grant additional options under these assumed plans.

(2) The boards of directors of Park and each of its bank subsidiaries as well as the members of each advisory board for a division of a bank subsidiary, determined that each of the non-employee directors or non-employee advisory board members, as appropriate, was to receive the annual retainer for service as a board member during the 2003 fiscal year in the form of Park common shares. Each non-employee director of Park received an annual retainer in the form of 120 Park common shares. Each non-employee director of one of Park's bank subsidiaries received an annual retainer in the form of 60 Park common shares. Each non-employee advisory board member received an annual retainer in the form of 60 Park common shares. These common shares were awarded on November 5, 2003. The aggregate number of common shares issued reflects the number of individuals then serving as non-employee directors of Park and its bank subsidiaries and as non-employee advisory board members. On November 5, 2003, there were nine non-employee directors of Park, a total of 66 non-employee directors of Park's bank subsidiaries and non-employee advisory board members and one individual serving as both a non-employee director of a bank subsidiary and a non-employee advisory board member, each of whom received common shares of Park as an annual retainer. An aggregate of 5,700 common shares were awarded. The Board of Directors is submitting the Directors' Stock Plan to the shareholders for approval at the Annual Meeting. For a detailed description of the proposed Directors' Stock Plan, see the discussion under "PROPOSAL TO APPROVE THE PARK

         NATIONAL CORPORATION STOCK PLAN FOR NON-EMPLOYEE DIRECTORS OF PARK NATIONAL CORPORATION AND SUBSIDIARIES," beginning at page 17. If the Directors' Stock Plan is not approved by the shareholders, in the future, the annual retainer for service as a non-employee member of the board of directors of Park or one of its bank subsidiaries or as a non-employee advisory board member will be paid in the form of cash instead of common shares.

PENSION PLAN; SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

         PENSION PLAN

         The following table shows the estimated annual pension benefits (rounded to the nearest $100) payable to a covered participant upon normal retirement after January 1, 2004 under the Park National Corporation Defined Benefit Pension Plan (the "Park pension plan"). Benefits from the Park pension plan are payable in monthly installments for the life of the participant with 120 monthly payments guaranteed. Normal retirement is the earlier of the attainment of age 70 1/2 or the attainment of age 65 and the completion of five years of credited service.

                           PENSION PLAN TABLE

                                     Estimated Annual Pension Benefits (rounded to nearest $100)(1)
                                              Based on Years of Credited Service Indicated
                                              --------------------------------------------
   Annualized                                         Years of Credited Service
 Average Monthly           ----------------------------------------------------------------------------------
   Compensation              10            15             20            25            30           35 or more
-----------------          -------       -------        -------        -------      -------        ----------
 $ 100,000                 $11,600       $17,400        $23,200        $29,000      $32,200         $37,600
   125,000                  14,500        21,800         29,000         36,300       41,900          48,800
   150,000                  17,400        26,100         34,800         43,500       51,500          60,100
   175,000                  20,400        30,600         40,800         51,000       61,200          71,300
   200,000                  23,600        35,400         47,200         59,000       70,800          82,600
   225,000 and up           24,200        36,400         48,500         60,600       72,700          84,800

-----------------

         (1) Applicable provisions of the Internal Revenue Code currently limit the amount of annual compensation used to determine plan benefits under a defined benefit pension plan, such as the Park pension plan, and the amount of plan benefits payable annually under such a plan. The Park pension plan is operated in compliance with these provisions.

         The "annualized average monthly compensation" shown above is the annual equivalent of an average of monthly rates of total compensation (salary and bonus, including elective deferral contributions). The benefits shown above are based on the sum of the highest five consecutive and complete annual total compensation during the ten years preceding retirement, divided by sixty. The benefits shown in the table will not be reduced by Social Security or other amounts received by a participant. A participant will be fully vested in the participant's benefits under the Park pension plan upon the completion of five years of credited service.

         The 2004 monthly rate of total compensation used to determine benefits is limited to $17,083.33, which is the equivalent of an annual total compensation of $205,000. Total compensation in excess of this amount will not be taken into account for benefit calculation purposes. Similarly, years of credited service in excess of 35 years will not be taken into account for benefit calculation purposes.

         The Park pension plan covers employees of Park's Principal Subsidiaries who have attained age 21 and completed one year of credited service.

         The table shown above does not take into account certain additional minimum benefits. Specifically, the employees of certain of Park's bank subsidiaries, including Mr. Egger as an employee of Security National Bank, participated in pension plans maintained for their benefit prior to the bank's being acquired by Park and the merger of the pension plan into the Park pension plan. Benefits provided by the Park pension plan cannot be less than the sum of the benefit provided under the merged pension plan and the benefit earned under the Park pension plan based on years of credited service since the date of merger of the two plans.

         The projected "annualized average monthly compensation" as of January 1, 2004 was at least $205,000 for each of Messrs. McConnell, DeLawder, Trautman and Kozak. Messrs. McConnell, DeLawder, Trautman and Kozak had approximately 43, 32, 20 and 23 years of credited service, respectively, under the Park pension plan as of January 1, 2004.

         As of his retirement on March 31, 2003, Mr. Egger's "annualized average monthly compensation" was $486,500. Mr. Egger had 26 years of credited service when the pension plan which had been maintained by Security was merged into the Park pension plan on June 30, 2001. As contemplated by the Security Merger Agreement, Mr. Egger was credited with 26 years of service for purposes of eligibility and vesting (but not for benefit accrual purposes) under the Park pension plan and as of the date of his retirement, had 28 years of credited service for purposes of eligibility and vesting and 1 1/2 years of credited service for benefit accrual purposes under the Park pension plan. Since his retirement, Mr. Egger has received and will continue to receive a monthly pension benefit of $6,318.86.

         SERP

         Park adopted the SERP in December 1996. The SERP currently benefits 31 officers of Park and its subsidiaries, including Messrs. McConnell, DeLawder and Kozak. Mr. Egger has not participated in the SERP but has been provided with supplemental retirement benefits under the terms of his employment agreement with Security National Bank. Mr. Trautman does not participate in the SERP. The SERP is a non-qualified benefit plan designed to restore benefits lost due to limitations under the Internal Revenue Code on the amount of compensation covered by and the benefits payable under a defined benefit plan. Park has purchased life insurance contracts to fund the SERP. The SERP is designed to provide a monthly retirement benefit of approximately $5,000, $10,500 and $500 for Messrs. McConnell, DeLawder and Kozak, respectively. These additional benefits are not guaranteed and are dependent upon the earnings from the related life insurance contracts compared to the average yield on three-month Treasury bills. The SERP also provides a life insurance benefit for officers of Park and its subsidiaries participating in the SERP who die before age 86.

EMPLOYMENT AGREEMENTS AND TERMINATION OF EMPLOYMENT AND CHANGE-IN-CONTROL ARRANGEMENTS

         Until his retirement on March 31, 2003, Harry O. Egger was party to an employment agreement with Security National Bank which Park agreed to honor under the terms of the Security Merger Agreement. Under the terms of the employment agreement, Mr. Egger will receive an annual supplemental retirement benefit in the amount of $153,320, payable for the remainder of his life. In addition, Security National Bank maintains a split-dollar life insurance policy on behalf of Mr. Egger as described under "COMPENSATION OF DIRECTORS."

         Park National Bank maintains split-dollar life insurance policies on behalf of Messrs. McConnell, DeLawder, Trautman and Kozak, in their respective capacities as executive officers. Park National Bank will receive proceeds under the policy in an amount equal to the premiums paid up to the date of death plus earnings accrued in respect of the policy since the inception of the policy. Each of Messrs. McConnell, DeLawder, Trautman and Kozak has the right to designate the beneficiary to whom his share of the proceeds under the policy (approximately two times his highest annual total compensation during his employment with Park National Bank) is to be paid. Each policy remains in effect following the covered individual's retirement as long as specified conditions are satisfied.

                        TRANSACTIONS INVOLVING MANAGEMENT

         J. Gilbert Reese, a director of Park, is senior partner in the law firm of Reese, Pyle, Drake & Meyer, P.L.L. which rendered legal services to Park National Bank during the 2003 fiscal year and continues to do so.

         R. William Geyer, a director of Park, is a partner in the law firm of Kincaid, Taylor & Geyer which rendered legal services to Century National Bank during the 2003 fiscal year and continues to do so. Kincaid, Taylor & Geyer received an aggregate of $363,933 in fees for the legal services rendered during the 2003 fiscal year.

         James J. Cullers, a director of Park, is of counsel to the law firm of Zelkowitz, Barry & Cullers which rendered legal services to First-Knox National Bank during the 2003 fiscal year and continues to do so.

         During the 2003 fiscal year, directors and executive officers of Park, members of their immediate families and corporations or organizations with which they are associated were involved with banking transactions with Park National Bank (both the Park National Division and the Fairfield National Division), Richland Trust Company, Century National Bank, First-Knox National Bank (both the First-Knox National Division and the Farmers and Savings Division), Second National Bank, United Bank, Security National Bank (both the Security National Division and the Unity National Division) and Citizens National Bank in the ordinary course of their respective businesses and in compliance with applicable federal and state laws and regulations. It is expected that similar banking transactions will be entered into in the future. Loans to these persons have been made on substantially the same terms, including the interest rate charged and collateral required, as those prevailing at the time for comparable transactions with persons not affiliated with Park or its subsidiaries. These loans have been subject to and are presently subject to no more than a normal risk of uncollectibility and present no other unfavorable features. At December 31, 2003, the aggregate amount of loans to the fourteen individuals then serving as directors and executive officers of Park and their associates as a group was approximately $33,914,000. In addition, at December 31, 2003, loans to the individuals then serving as directors and executive officers of Park's subsidiaries, who were not also directors or executive officers of Park, totaled approximately $60,627,000. As of the date of this proxy statement, all of the loans described in this paragraph were performing in accordance with their original terms.

                                PERFORMANCE GRAPH

         The following line graph compares the monthly percentage change in the cumulative total shareholder return on the Park common shares with an index for the AMEX Stock Market (US Companies) comprised of all domestic common shares traded on AMEX and an index for Nasdaq Bank Stocks comprised of all depository institutions (SIC Code #6020-6029) and holding and other investment companies (SIC Code # 6710-6719) that are traded on The NASDAQ National Market and The NASDAQ SmallCap Market ("Nasdaq Bank Stocks"), for the five-year period from December 31, 1998 to December 31, 2003 (the last trading day for the 2003 fiscal year). The "Nasdaq Bank Stocks" index is comprised of stocks of banks and other depository institutions and their holding companies, a number of which Park considers to be within its peer group. The "AMEX Financial Stocks" index includes the stocks of banks, thrifts, finance companies and securities broker-dealers. Park believes that the Nasdaq Bank Stocks index is, therefore, the most appropriate industry index available to compare to the cumulative total return on the Park common shares. However, since the Park common shares are traded on AMEX, Park is using the AMEX Stock Market (US Companies) index as the broad equity market index for comparative purposes.

                  [Remainder of page intentionally left blank;
                performance graph is located on following page.]

         Comparison of Five - Year Cumulative Total Shareholder Returns

               [Performance Graph for Park National Corporation]



                                     LEGEND

                       Cumulative Total Shareholder
   Symbol              Returns Index for :                       12/1998      12/1999      12/2000    12/2001    12/2002   12/2003
   ------              ------------------------------            -------      -------      -------    -------    -------   -------
__________ [square]   Park National Corporation                   100.0        100.3         96.5      103.1      113.5     134.1
___ __ ___ [star]     AMEX Stock Market (US Companies)            100.0        131.9        122.4      113.9       93.1     126.0
---------- [triangle] Nasdaq Bank Stocks                          100.0         96.2        109.8      118.9      121.7     156.6
                      SIC 6020 - 6029, 6710 - 6719 US & Foreign

NOTES:

     A. The lines represent monthly index levels derived from compounded daily returns that include all dividends.

     B. Each index is reweighted daily, using the market capitalization on the previous trading day.

     C. If the monthly interval, based on the fiscal year-end, is not a trading day, the preceding trading day is used.

     D.   The index level for all series was set to $100.00 on 12/31/1998.

                             AUDIT COMMITTEE MATTERS

REPORT OF THE AUDIT COMMITTEE FOR THE FISCAL YEAR ENDED DECEMBER 31, 2003

         In accordance with the SEC's regulations, the Audit Committee has issued the following report:

         ROLE OF THE AUDIT COMMITTEE, INDEPENDENT AUDITORS AND MANAGEMENT

         As of the date of this proxy statement, the Audit Committee consists of three directors who qualify as independent under the applicable sections of the AMEX Company Guide and Rule 10A-3 under the Exchange Act. In addition, two other individuals served as members of the Audit Committee during the 2003 fiscal year -- James J. Cullers (from January 1, 2003 to November 17, 2003) and R. William Geyer, who also served as Chair of the Audit Committee (from January 1, 2003 to November 17, 2003).

         The Audit Committee operates under the Audit Committee Charter adopted by the Board of Directors. The Audit Committee is responsible for the appointment and oversight of the independent auditors employed by Park. In accordance with the Audit Committee Charter, the Audit Committee oversees Park's accounting and financial reporting processes and the annual independent audit of Park's consolidated financial statements on behalf of the Board of Directors. Management of Park has the primary responsibility for the consolidated financial statements and the accounting and financial reporting processes, including the establishment and maintenance of adequate internal control over financial reporting for Park. Ernst & Young LLP ("E & Y"), who served as Park's independent auditors for the 2003 fiscal year, is responsible for performing an audit of Park's consolidated financial statements in accordance with auditing standards generally accepted in the United States, and issuing their report thereon.

         During the 2003 fiscal year, the Audit Committee met five times. In addition, the Chair of the Audit Committee, on behalf of the Audit Committee, met quarterly with Park's senior financial management and E & Y and discussed Park's interim financial information prior to public release.

         In fulfilling its oversight responsibilities, the Audit Committee obtained from E & Y a formal written statement describing all relationships between E & Y and Park and its subsidiaries that might bear on E & Y's independence consistent with Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as modified. The Audit Committee discussed with E & Y any relationships that may impact E & Y's objectivity and independence and the Audit Committee satisfied itself as to E & Y's independence.

         The Audit Committee discussed with Park's internal auditors and E & Y the overall scope and plans for their respective audits. The Audit Committee met with the internal auditors and E & Y, with and without management present, to discuss the results of their respective audits, their evaluations of Park's system of internal control over financial reporting and the overall quality of Park's financial reporting. In addition, the Audit Committee reviewed and discussed with E & Y all matters required by auditing standards generally accepted in the United States, including those described in Statement on Auditing Standards No. 61, Communication with Audit Committees, as modified.

         MANAGEMENT'S REPRESENTATIONS AND AUDIT COMMITTEE RECOMMENDATIONS

         Management has represented to the Audit Committee that Park's audited consolidated financial statements as of and for the year ended December 31, 2003, were prepared in accordance with accounting principles generally accepted in the United States and the Audit Committee has reviewed and discussed the audited consolidated financial statements with management and E & Y. Based on the Audit Committee's discussions with management and E & Y and its review of the report of E & Y to the Audit Committee, the Audit Committee recommended to the Board of Directors (and the Board approved) that Park's audited consolidated financial statements be included in Park's Annual Report on Form 10-K for the fiscal year ended December 31, 2003 to be filed with the SEC.

         SUBMITTED BY THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS:

         Maureen Buchwald (Chair)      Howard E. LeFevre         Leon Zazworsky

PRE-APPROVAL OF SERVICES PERFORMED BY INDEPENDENT AUDITORS

         Under applicable SEC rules, the Audit Committee is required to pre-approve the audit and non-audit services performed by the independent auditors in order to ensure that they do not impair the auditors' independence from Park. The SEC's rules specify the types of non-audit services that an independent auditor may not provide to its audit client and establish the Audit Committee's responsibility for administration of the engagement of the independent auditors.

         Consistent with the SEC's rules, the Audit Committee Charter requires that the Audit Committee review and pre-approve all audit services and permitted non-audit services provided by the independent auditors to Park or any of its subsidiaries. The Audit Committee may delegate pre-approval authority to a member of the Audit Committee and if it does, the decisions of that member must be presented to the full Audit Committee at its next scheduled meeting.

         All requests or applications for services to be provided by the independent auditors must be submitted to the Audit Committee by both the independent auditors and the Chief Financial Officer, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC's rules on auditor independence.

FEES OF INDEPENDENT AUDITORS

         On November 18, 2002, upon the recommendation of the Audit Committee, the Board of Directors of Park appointed the accounting firm of E & Y to serve as the independent auditors of Park for the 2003 fiscal year. Fees billed for services rendered by E & Y for each of the 2003 fiscal year and the 2002 fiscal year were as follows:

         AUDIT FEES

         The aggregate audit fees billed by E & Y for the 2003 fiscal year and the 2002 fiscal year were $148,000 and $145,250, respectively. These amounts include fees for professional services rendered by E & Y in connection with the audit of Park's annual consolidated financial statements and reviews of the consolidated financial statements included in Park's Quarterly Reports on Form 10-Q. The audit fees for the 2002 fiscal year also include fees for accounting services in connection with Park's filing of a registration statement.

         AUDIT-RELATED FEES

         The aggregate audit-related fees billed by E & Y for each of the 2003 fiscal year and the 2002 fiscal year were $13,000. The fees under this category relate to the audits of the Park pension plan and the Park ESOP.

         TAX FEES

         The aggregate tax fees billed by E & Y for the 2003 fiscal year and the 2002 fiscal year were $186 and $29,700, respectively. Tax fees relate to tax compliance and consulting services.

         ALL OTHER FEES

         The aggregate fees for all other services rendered by E & Y for the 2002 fiscal year were $31,500. These other fees were for services related to network security consulting. During the 2003 fiscal year, E&Y did not render any services other than those described above under "AUDIT FEES," "AUDIT-RELATED FEES" and "TAX FEES."

         All of the services rendered by E&Y to Park and its subsidiaries during the 2003 fiscal year had been pre-approved by the Audit Committee.

               NOTIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

         On January 20, 2004, the Audit Committee appointed E & Y to serve as the independent auditors of Park for the 2004 fiscal year. As previously noted, on November 18, 2002, upon the recommendation of the Audit Committee, the full Board of Directors appointed E & Y to serve as the independent auditors of Park for the 2003 fiscal year. E & Y has served as Park's independent auditors since July 1994. Representatives of E & Y are expected to be present at the Annual Meeting, will be given the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

                  SHAREHOLDER PROPOSALS FOR 2005 ANNUAL MEETING

         Proposals by shareholders intended to be presented at the 2005 Annual Meeting of Shareholders must be received by the Secretary of Park no later than November 12, 2004, to be eligible for inclusion in Park's proxy, notice of meeting and proxy statement relating to the 2005 Annual Meeting. Upon receipt of a shareholder proposal, Park will determine whether or not to include the proposal in the proxy materials in accordance with the applicable rules and regulations of the SEC.

         The SEC has promulgated rules relating to the exercise of discretionary voting authority under proxies solicited by the Board of Directors. If a shareholder intends to present a proposal at the 2005 Annual Meeting of Shareholders and does not notify the Secretary of Park of the proposal by January 26, 2005, the proxies solicited by the Board of Directors for use at the 2005 Annual Meeting will be entitled to use their discretionary voting authority should the proposal then be raised, without any discussion of the matter in Park's proxy statement for the 2005 Annual Meeting.

         In each case, written notice must be given to Park's Secretary, whose name and address are:

                           David L. Trautman, Secretary
                           50 North Third Street
                           Post Office Box 3500
                           Newark, Ohio  43058-3500

         Shareholders desiring to nominate candidates for election as directors at the 2005 Annual Meeting must follow the procedures described in "ELECTION OF DIRECTORS -- NOMINATING PROCEDURES."

                           DELIVERY OF PROXY MATERIALS
                                  TO HOUSEHOLDS

         Periodically, Park provides each registered shareholder at a shared address, not previously notified, with a separate notice of Park's intention to household proxy materials. Only one copy of Park's proxy statement for the Annual Meeting and Annual Report to Shareholders for the 2003 fiscal year is being delivered to previously notified multiple registered shareholders who share an address unless Park has received contrary instructions from one or more of the shareholders. A separate proxy card and a separate Notice of Annual Meeting of Shareholders is being included for each account at the shared address.

         Registered shareholders who share an address and would like to receive a separate Annual Report to Shareholders for the 2003 fiscal year and/or a separate proxy statement for the Annual Meeting delivered to them, or have questions regarding the householding process, may contact Park's transfer agent and registrar First-Knox National Bank by calling 1-800-837-5266, ext. 5208, or forwarding a written request addressed to First-Knox National Bank, Attention Debbie Daniels, P.O. Box 1270, One South Main Street, Mount Vernon, Ohio 43050-1270. Promptly upon request, additional copies of the Annual Report to Shareholders for the 2003 fiscal year and/or a separate proxy statement for the Annual Meeting will be sent. By contacting First-Knox National Bank, registered shareholders sharing an address can also (i) notify Park that the registered shareholders wish to receive separate annual reports to shareholders and/or proxy statements in the future or (ii) request delivery of a single copy of annual reports to shareholders or proxy statements in the future if registered shareholders at the shared address are receiving multiple copies.

         Beneficial shareholders, who hold Park common shares through a broker, financial institution or other record holder, should contact their broker, financial institution or other record holder for specific information on the householding process as it applies to their accounts.

                                  OTHER MATTERS

         As of the date of this proxy statement, the Board of Directors knows of no matter that will be presented for action at the Annual Meeting other than those discussed in this proxy statement. If any other matter requiring a vote of the shareholders is properly presented at the Annual Meeting, the persons acting under the proxies solicited by the Board of Directors will vote and act according to their best judgments in light of the conditions then prevailing.

         It is important that your proxy card be completed and returned promptly. If you do not expect to attend the Annual Meeting in person, please fill in, sign and return the enclosed proxy card in the self-addressed envelope furnished herewith.

                                            By Order of the Board of Directors,

                                            /s/ David L. Trautman
                                            David L. Trautman, Secretary
March 12, 2004

                                   APPENDIX A

                            PARK NATIONAL CORPORATION

                             AUDIT COMMITTEE CHARTER

                                                                      APPENDIX A

                            PARK NATIONAL CORPORATION

                             AUDIT COMMITTEE CHARTER

               (ADOPTED APRIL 17, 2000; REVISED JANUARY 20, 2004)

ORGANIZATION

This charter governs the operations of the Audit Committee of the Board of Directors of Park National Corporation (the "Company"). The Audit Committee shall review and reassess the adequacy of this charter at least annually and obtain the approval of the Board of Directors for any amendments to this charter.

The Audit Committee shall serve at the pleasure of the Board of Directors of the Company. The Audit Committee shall consist of at least three members of the Board of Directors, each of whom shall be appointed by the Board. Each member of the Audit Committee shall satisfy the independence standards specified in
Section 121A and any other applicable sections of the American Stock Exchange ("AMEX") Company Guide or other corporate governance requirements of AMEX, Rule 10A-3 under the Securities Exchange Act of 1934 (the "Exchange Act") and any other applicable laws, rules and regulations. All Audit Committee members shall be financially literate and able to read and understand fundamental financial statements, including a balance sheet, income statement and cash flow statement. At least one member of the Audit Committee shall have financial sophistication as determined in accordance with the applicable corporate governance requirements of AMEX.

The Audit Committee shall meet at least four times annually and may convene more frequently as circumstances dictate. The Audit Committee shall be chaired by one of its members appointed by the Board of Directors. The Audit Committee may designate its own Secretary who may be a non-committee member. Minutes of meetings of the Audit Committee shall be prepared. A majority of the Audit Committee members shall constitute a quorum for the transaction of business. The Audit Committee may have in attendance at its meetings such members of management, the internal auditors and the independent auditors or others as the Audit Committee may deem necessary or desirable to provide the information the Audit Committee needs to carry out its duties and responsibilities. The Audit Committee shall report regularly to the Board of Directors about meetings of the Audit Committee.

STATEMENT OF POLICY

The Audit Committee shall provide assistance to the Board of Directors in fulfilling their oversight responsibility to the shareholders and potential shareholders of the Company, the investment community, and others relating to the Company's financial statements and accounting and financial reporting processes, the internal control over financial reporting, the internal audit function, the annual independent audit of the Company's financial statements, and the legal compliance and ethics programs as established by management and the Board. In so doing, it is the responsibility of the Audit Committee to maintain free and open communication between the Audit Committee, the independent auditors, the internal auditors and management of the Company. In discharging its oversight role, the Audit Committee is empowered to investigate any matter brought to its attention or otherwise within the scope of its duties and responsibilities with full access to all books, records, facilities, the independent auditors, and personnel of the Company and its subsidiaries and the power to retain outside counsel and other advisors as the Audit Committee determines necessary to assist the Audit Committee in carrying out its duties and responsibilities. The Company shall provide for appropriate funding, as determined by the Audit Committee, in its capacity as a committee of the Board of Directors, for payment of (a) compensation to the independent auditors engaged by the Audit Committee for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company or any of its subsidiaries, (b) compensation to any advisors employed by the Audit Committee and (c) ordinary administrative expenses of the Audit Committee that are necessary or appropriate in carrying out its duties and responsibilities.

RESPONSIBILITIES AND PROCESSES

The primary responsibility of the Audit Committee is to oversee the Company's accounting and financial reporting processes on behalf of the Board of Directors and report the results of its activities to the Board. The Company's management is responsible for preparing the Company's financial statements and for maintaining systems of disclosure controls and procedures and internal control over financial reporting. The independent auditors are responsible for auditing the Company's financial statements and issuing an attestation report on the assessment by the Company's management of the Company's internal control over financial reporting. The Audit Committee in carrying out its duties and responsibilities believes its policies and procedures should remain flexible, in order to best react to changing conditions and circumstances. The Audit Committee should take the appropriate actions to set the overall corporate "tone" for quality financial reporting, sound business risk practices, and ethical behavior.

The following shall be the principal recurring processes of the Audit Committee in carrying out its oversight responsibility. The processes are set forth as a guide with the understanding that the Audit Committee may supplement them as appropriate in light of changing business, legislative, regulatory, legal or other conditions. The Audit Committee shall also carry out such other duties and responsibilities delegated to it by the Board of Directors from time to time that are related to the purpose of the Audit Committee.

         - The Audit Committee shall be responsible for ensuring that the independent auditors submit on a periodic basis to the Audit Committee a formal written statement delineating all relationships between the independent auditors and the Company, consistent with Independence Standards Board Standard 1, as such standard may be modified or supplemented. The Audit Committee shall also be responsible for actively engaging in a dialogue with the independent auditors with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent auditors and for taking, or recommending that the full Board of Directors take, appropriate action to oversee the independence of the independent auditors.

         - The Audit Committee shall be directly responsible for the appointment, compensation, retention and oversight of the work of the independent auditors engaged (including resolution of disagreements between management and the independent auditors regarding financial reporting) for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company or any of its subsidiaries, and the independent auditors must report directly to the Audit Committee.

         - The Audit Committee shall review and pre-approve all audit services and permitted non-audit services provided by the independent auditors to the Company or any of its subsidiaries and shall not engage the independent auditors to perform the specific non-audit services prohibited by law, rule or regulation. The Audit Committee may delegate pre-approval authority to a member of the Audit Committee. The decisions of any Audit Committee member to whom pre-approval authority is delegated must be presented to the full Audit Committee at its next scheduled meeting. The Audit Committee may establish pre-approval policies and procedures, in compliance with the rules and criteria established by the Securities and Exchange Commission (the "SEC"). Such pre-approval policies and procedures must be detailed as to the particular services to be provided, insure that the Audit Committee knows what services it is being asked to pre-approve and not include any delegation to management of the Audit Committee's responsibilities under applicable laws, rule and regulations to pre-approve all services provided by the independent auditors. Approval of a non-audit service to be performed by the independent auditors and, if applicable, the pre-approval policies and procedures established by the Audit Committee shall be disclosed as required under applicable SEC rules in the Company's Annual Report on Form 10-K and annual proxy statement.

         - The Audit Committee shall discuss with the internal auditors and the independent auditors annually, before each audit begins, the overall scope and plans for their respective audits including the adequacy of staffing and compensation. Also, the Audit Committee shall discuss with management, the internal auditors and the independent auditors the adequacy and effectiveness of the Company's systems of disclosure controls and procedures and internal control over financial reporting and related accounting and financial controls, including the Company's systems to monitor and manage business risk, and legal and ethical compliance programs. Further, the Audit Committee shall meet separately with the internal auditors and the independent auditors, with and/or without management present, to discuss the results of their examinations. The Audit Committee shall review management's assessment of the effectiveness of the Company's internal control over financial reporting as of the end of the Company's most recent fiscal year and the independent auditors' attestation report on management's assessment.

         - The Audit Committee shall review the interim financial statements and the disclosures to be made under management's discussion and analysis of financial condition and results of operations with management and the independent auditors prior to the filing of the Company's Quarterly Report on Form 10-Q. Also, the Audit Committee shall discuss the results of the quarterly review and any other matters required to be communicated to the Audit Committee by the independent auditors under generally accepted auditing standards, including Statement on Auditing Standard No. 100, as that standard may be modified or supplemented. The Audit Committee shall review and discuss earnings press releases, as well as any other financial information in an 8-K filing. The chair of the Audit Committee may represent the entire Audit Committee for the purposes of these reviews.

         - The Audit Committee shall review with management and the independent auditors the financial statements and the disclosures under management's discussion and analysis of financial condition and results of operations to be included in the Company's Annual Report on Form 10-K (or the annual report to shareholders if distributed prior to the filing of Form 10-K), including the independent auditors' judgment about the quality, not just the acceptability, of the Company's accounting principles as applied in its financial reporting, the consistency of the Company's accounting policies and their application, the reasonableness of accounting estimates, the clarity and completeness of the Company's financial statements, including related disclosures, and any other matters required to be discussed with the independent auditors by Statement on Auditing Standards Nos. 61, 89 and 90, as those standards may be modified or supplemented. Also, the Audit Committee shall discuss the results of the annual audit and any other matters required to be communicated to the Audit Committee by the independent auditors under generally accepted auditing standards and other applicable laws, rules and regulations, including: (a) all critical accounting policies and practices to be used; (b) all alternative treatments within generally accepted accounting principles for policies and practices related to material items that have been discussed with management of the Company, including ramifications of the use of such alternative disclosures and treatments and the treatment preferred by the independent auditors; and (c) other material written communications between the independent auditors and the management of the Company, such as any management letter or schedule of unadjusted differences. The Audit Committee shall recommend to the Board of Directors whether the Company's audited financial statements should be included in the Annual Report on Form 10-K .

         - The Audit Committee shall review disclosures made by the principal executive officer and the principal financial officer of the Company during the certification process in respect of each Quarterly Report on Form 10-Q and each Annual Report on Form 10-K, about significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting and any fraud that involves management or other employees who have a significant role in the

                  Company's internal control over financial reporting. The Audit Committee shall also discuss any changes in the Company's internal control over financial reporting which occurred during the last fiscal quarter.

         - The Audit Committee shall discuss with management the Company's processes regarding compliance with applicable laws, rules and regulations and communication of and compliance with the Company's Code of Business Conduct and Ethics (the "Code of Ethics"). The Audit Committee shall have the authority to investigate any alleged violation of the Code of Ethics by any of the officers or directors of the Company or its subsidiaries. In the event that the Audit Committee determines that a violation of the Code of Ethics has occurred, the Audit Committee shall be authorized to take any action it deems appropriate. If the violation involves an executive officer or director of the Company, the Audit Committee shall notify the Company's Board of Directors.

         - The Audit Committee shall receive attorneys' reports of evidence of a material violation of an applicable United States federal or state securities law, a material breach of fiduciary duty arising under United States federal or state law, or a similar material violation of any United States federal or state law.

         - The Audit Committee shall institute procedures for the receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters, and the confidential, anonymous submission by employees of the Company and its subsidiaries of concerns regarding questionable accounting or auditing matters.

         - The Audit Committee shall review and oversee procedures designed to identify "related party" transactions that are material to the Company's financial statements or otherwise require disclosure under applicable laws and rules adopted by the SEC or AMEX. The Audit Committee shall have the authority to approve any such "related party" transactions.

         - The Audit Committee shall prepare the Audit Committee report to be integrated in the Company's annual proxy statement, as required by SEC rules as well as review any other information related to the duties and responsibilities of the Audit Committee required to be disclosed under applicable laws, rules and regulations, including the rules of the SEC and the AMEX corporate governance requirements.

DISCLAIMER

         While the Audit Committee has the duties, responsibilities and powers set forth in this charter, it is not the duty or responsibility of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. Those are the duty and responsibility of management and the independent auditors.

                                   APPENDIX B

                      PARK NATIONAL CORPORATION STOCK PLAN
                       FOR NON-EMPLOYEE DIRECTORS OF PARK
                      NATIONAL CORPORATION AND SUBSIDIARIES

                                                                      APPENDIX B

                            PARK NATIONAL CORPORATION
                    STOCK PLAN FOR NON-EMPLOYEE DIRECTORS OF
                   PARK NATIONAL CORPORATION AND SUBSIDIARIES

1.       PURPOSE

         The purpose of the Park National Corporation Stock Plan for Non-Employee Directors of Park National Corporation and Subsidiaries (the "Plan") is to promote the interests of Park National Corporation (the "Company") and its shareholders by allowing the Company and its subsidiaries to attract and retain the services of outstanding non-employee directors and non-employee advisory board members upon whose judgment, interest and special efforts the successful conduct of the business of the Company and the subsidiaries of the Company (each, a "Subsidiary") is largely dependent and to encourage the highest level of participation by such directors and advisory board members. The Plan is expected to contribute to the attainment of these objectives by increasing the proprietary interest of the non-employee directors of the Company and the Subsidiaries, and of the non-employee members of the advisory boards of divisions of those Subsidiaries which have more than one division, in the growth and performance of the Company by awarding to such directors and advisory board members common shares, without par value (the "Shares"), of the Company representing the annual retainer payable to such directors and advisory board members for service on the appropriate boards of directors and advisory boards for each fiscal year of the Company (the "Annual Retainer").

2.       ADMINISTRATION

         The Plan shall be administered by the Company's Board of Directors (the "Board"). Subject to the provisions of the Plan, the Board shall be authorized to interpret the Plan; to establish, amend and rescind any rules and regulations relating to the Plan; and to make all determinations necessary or advisable for the administration of the Plan. The determinations of the Board in the administration of the Plan, as described herein, shall be final and conclusive. Each of the President and Chief Executive Officer, the Chief Financial Officer and the Secretary of the Company shall be authorized to implement the Plan in accordance with its terms and to take such actions of a ministerial nature as shall be necessary to effectuate the intent and purposes of the Plan. The validity, construction and effect of the Plan and any rules and regulations relating to the Plan shall be determined in accordance with the laws of the State of Ohio.

3.       ELIGIBILITY

         The class of individuals eligible to receive awards of Shares representing their Annual Retainer under the Plan, shall be (a) the directors of the Company who are not employees of the Company or any Subsidiary ("Eligible Company Directors"); (b) the directors of any one or more of the Subsidiaries who are not employees of the Company or any Subsidiary (the "Eligible Subsidiary Directors"); and (c) the members of any one or more of the advisory boards for divisions of those Subsidiaries which have more than one division, who are not employees of the Company or any Subsidiary (the "Eligible Advisory Board Members").

4.       SHARES SUBJECT TO THE PLAN

         Subject to adjustment as provided in Section 6 below, the maximum number of Shares that may be awarded to Eligible Company Directors, Eligible Subsidiary Directors and Eligible Advisory Board Members under the Plan shall be 100,000 Shares. The Shares to be delivered under the Plan may consist of either Shares currently held or Shares subsequently acquired by the Company and held in treasury, including Shares purchased in the open market or in private transactions.

5.       AWARD OF SHARES REPRESENTING ANNUAL RETAINER

         (a) On the date of the regular meeting of the Company's Board held during the fourth fiscal quarter of each fiscal year of the Company, beginning after the Effective Date, each individual then serving as an Eligible Company Director shall be awarded 120 Shares of the Company, representing the Annual Retainer payable to such Eligible Company Director for service as a director of the Company for such fiscal year. In the event a stock split or a stock dividend of 10% or more affecting the Shares is declared in any fiscal year of the Company, the number of Shares to be awarded to the Eligible Company Directors representing the Annual Retainer for service as a director of the Company for such fiscal year shall be increased proportionately.

         (b) On the date of the regular meeting of the Company's Board held during the fourth fiscal quarter of each fiscal year of the Company, beginning after the Effective Date, each individual then serving as an Eligible Subsidiary Director shall be awarded 60 Shares of the Company in respect of each board of directors of a Subsidiary on which the Eligible Subsidiary Director is then serving, representing the Annual Retainer payable to such Eligible Subsidiary Director for service as a director of each such Subsidiary for such fiscal year. In the event a stock split or a stock dividend of 10% or more affecting the Shares is declared in any fiscal year of the Company, the number of Shares to be awarded to the Eligible Subsidiary Directors representing the Annual Retainer for service as a director of a Subsidiary for such fiscal year shall be increased proportionately.

         (c) On the date of the regular meeting of the Company's Board held during the fourth fiscal quarter of each fiscal year of the Company, beginning after the Effective Date, each individual then serving as an Eligible Advisory Board Member shall be awarded 60 Shares of the Company in respect of each advisory board for a division of a Subsidiary on which the Eligible Advisory Board Member is then serving, representing the Annual Retainer payable to such Eligible Advisory Board Member for service as an advisory board member for each such division of a Subsidiary for such fiscal year. In the event a stock split or a stock dividend of 10% or more affecting the Shares is declared in any fiscal year of the Company, the number of Shares to be awarded to the Eligible Advisory Board Members representing the Annual Retainer for service as an advisory board member for a division of a Subsidiary for such fiscal year shall be increased proportionately.

6.       ADJUSTMENT AND CHANGES IN SHARES

         If, after the Effective Date, there is a stock dividend or a stock split of 10% or more, recapitalization (including payment of an extraordinary dividend), merger, consolidation, combination, spin-off, distribution of assets to shareholders, exchange of shares, or other similar corporate change affecting the Shares, the Board shall appropriately adjust the aggregate number of Shares available for award under the Plan and any other factors or terms affecting the number of Shares to be awarded under the Plan pursuant to Section 5 above.

7.       PLAN AMENDMENT AND TERMINATION

         The Board may terminate, suspend or amend the Plan at any time without shareholder approval except to the extent that shareholder approval is required to satisfy applicable requirements imposed by (a) Rule 16b-3 under the Securities Exchange Act of 1934, or any successor rule or regulation; (b) the rules of any securities exchange, market or other quotation system on or through which the Shares are then listed or traded; or (c) any other applicable laws, rules or regulations.

8.       APPLICABLE LAW AND REGISTRATION

         The award of Shares under the Plan shall be subject to all applicable laws, rules and regulations, and to all required approvals of any governmental agencies or national securities exchange, market or other quotation system. Also, no Shares shall be issued under the Plan unless the Company is satisfied that such issuance will comply with applicable federal and state securities laws, rules and regulations. Certificates for Shares awarded under the Plan may be subject to such stop transfer orders and other restrictions as the Board may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any securities exchange or other recognized market or quotation system on or through which the Shares are then listed or traded, or any applicable federal or state securities law. The Board may cause a legend or legends to be placed on any certificates for Shares awarded under the Plan to make appropriate reference to restrictions within the scope of this
Section 8.

9.       EFFECTIVE DATE AND DURATION OF PLAN

         The Plan shall become effective on the date of the approval of the Plan by the Company's shareholders ("Effective Date"). Subject to the provisions of
Section 7 above, the Plan shall terminate on the day preceding the tenth anniversary of the Effective Date unless the Plan is extended or terminated at an earlier date by the shareholders of the Company or is terminated by exhaustion of the Shares available for issuance under the Plan.

                                 REVOCABLE PROXY
                           PARK NATIONAL CORPORATION

[X] PLEASE MARK VOTES
    AS IN THIS EXAMPLE

                    PROXY FOR ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON APRIL 19, 2004
                      THIS PROXY IS SOLICITED ON BEHALF OF
                             THE BOARD OF DIRECTORS

The undersigned holder(s) of common shares of Park National Corporation, an Ohio corporation (the "Company"), hereby constitutes and appoints Howard E. LeFevre and John J. O'Neill, and each of them, the lawful agents and proxies of the undersigned, with full power of substitution in each, to attend the Annual Meeting of Shareholders of the Company (the "Annual Meeting") to be held on April 19, 2004, at the offices of The Park National Bank, 50 North Third Street, Newark, Ohio, at 2:00 p.m., local time in Newark, Ohio, and any adjournment thereof, and to vote all of the common shares of the Company which the undersigned is entitled to vote at such Annual Meeting or at any adjournment thereof, as follows:

Please be sure to sign and date this              [DATE]
proxy card in the boxes below and
to the right:

                                                   WITHHOLD      FOR ALL
1.   TO ELECT AS DIRECTORS OF THE       FOR        AUTHORITY      EXCEPT
     COMPANY ALL OF THE                 [ ]           [ ]          [ ]
     NOMINEES LISTED BELOW TO
     SERVE FOR TERMS OF THREE
     YEARS EACH (EXCEPT AS
     MARKED TO THE CONTRARY).*

         MAUREEN BUCHWALD                       RICK R. TAYLOR
         J. GILBERT REESE                       LEON ZAZWORSKY

*INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, MARK "FOR ALL EXCEPT" AND WRITE THAT NOMINEE'S NAME ON THE LINE PROVIDED BELOW.
_______________________________________________________________________________

2. TO APPROVE THE PARK NATIONAL CORPORATION STOCK PLAN FOR NON-EMPLOYEE DIRECTORS OF PARK NATIONAL CORPORATION AND SUBSIDIARIES.

       [ ]      FOR         [ ]     AGAINST        [ ]       ABSTAIN

THE UNDERSIGNED SHAREHOLDER(S) AUTHORIZE THE INDIVIDUALS DESIGNATED TO VOTE THIS PROXY, TO VOTE, IN THEIR DISCRETION, ON ANY OTHER BUSINESS (NONE KNOWN AT THE TIME OF SOLICITATION OF THIS PROXY) WHICH PROPERLY COMES BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT THEREOF.

ALL PROXIES PREVIOUSLY GIVEN OR EXECUTED BY THE UNDERSIGNED ARE HEREBY REVOKED. Receipt is acknowledged of the accompanying Notice of Annual Meeting of Shareholders and a copy of the Proxy Statement for the April 19, 2004 meeting and the Annual Report to Shareholders for the fiscal year ended December 31, 2003.

SHAREHOLDER                                     CO-HOLDER (IF ANY)
SIGN TO RIGHT                                   SIGN TO RIGHT

_______________________________________________________________________________
    Detach above card, sign, date and mail in postage-paid envelope provided.

                            PARK NATIONAL CORPORATION

         THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE ELECTION OF THE NOMINEES LISTED IN ITEM NO. 1 AS DIRECTORS OF THE COMPANY AND FOR THE PROPOSAL IN ITEM NO. 2. WHERE A CHOICE IS INDICATED, THE COMMON SHARES REPRESENTED BY THE ABOVE PROXY CARD, WHEN PROPERLY EXECUTED, WILL BE VOTED OR NOT VOTED AS SPECIFIED. IF NO CHOICE IS INDICATED, THE COMMON SHARES REPRESENTED BY THE ABOVE PROXY CARD WILL BE VOTED FOR THE ELECTION OF THE NOMINEES LISTED IN ITEM NO. 1 AS DIRECTORS OF THE COMPANY AND, IF PERMITTED BY APPLICABLE LAW, FOR THE PROPOSAL IN ITEM NO. 2. IF ANY OTHER MATTERS ARE PROPERLY BROUGHT BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT OR IF A NOMINEE FOR ELECTION AS A DIRECTOR NAMED IN THE PROXY STATEMENT IS UNABLE TO SERVE OR FOR GOOD CAUSE WILL NOT SERVE, THE COMMON SHARES REPRESENTED BY THE ABOVE PROXY CARD WILL BE VOTED IN THE DISCRETION OF THE INDIVIDUALS DESIGNATED TO VOTE THIS PROXY, TO THE EXTENT PERMITTED BY APPLICABLE LAW, ON SUCH MATTERS OR FOR SUCH SUBSTITUTE NOMINEE(S) AS THE DIRECTORS MAY RECOMMEND.

         Please sign exactly as your name appears hereon. If common shares are registered in two names, both shareholders must sign. When signing as Executor, Administrator, Trustee, Guardian, Attorney or Agent, please give full title as such. If shareholder is a corporation, please sign in full corporate name by President or other authorized officer. If shareholder is a partnership or other entity, please sign that entity's name by authorized person. (Please note any change of address on this proxy card).

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                           PARK NATIONAL CORPORATION.
         PLEASE ACT PROMPTLY - SIGN, DATE AND MAIL YOUR PROXY CARD TODAY